Evergreen Keystone

                              Short & Intermediate
                                Term Bond Funds

                            (photo of Grand Canyon)




                               1997 Annual Report




                               Evergreen Keystone

                        (logo)     FUNDS (SM)     (logo)

                                EVERGREEN KEYSTONE
(logo

                               TABLE OF CONTENTS

Letter to Shareholders...............................      1
Keystone Capital Preservation and Income Fund
  Fund at a Glance...................................      2
  Management Report..................................      3

Evergreen Intermediate-Term Bond Fund

  Fund at a Glance...................................      4
  Management Report..................................      5
Keystone Intermediate Term Bond Fund
  Fund at a Glance...................................      6
  Management Report..................................      7
Evergreen Intermediate-Term Government Securities
  Fund
  Fund at a Glance...................................      8
  Management Report..................................      9
Evergreen Short-Intermediate Bond Fund
  Fund at a Glance...................................     10
  Management Report..................................     11
Growth of Investments................................     12
Financial Highlights
  Keystone Capital Preservation and Income Fund......     14
  Evergreen Intermediate-Term Bond Fund..............     16
  Keystone Intermediate Term Bond Fund...............     18
  Evergreen Intermediate-Term Government Securities
     Fund............................................     20
  Evergreen Short-Intermediate Bond Fund.............     22
Schedule of Investments
  Keystone Capital Preservation and Income Fund......     25
  Evergreen Intermediate-Term Bond Fund..............     27
  Keystone Intermediate Term Bond Fund...............     29
  Evergreen Intermediate-Term Government Securities
     Fund............................................     31
  Evergreen Short-Intermediate Bond Fund.............     32
Statements of Assets and Liabilities.................     34
Statements of Operations.............................     35
Statements of Changes in Net Assets..................     37
Combined Notes to Financial Statements...............     40
Independent Auditors' Report-- KPMG Peat Marwick
  LLP................................................     49

                            ABOUT EVERGREEN KEYSTONE

Since 1971, the Evergreen Funds have been providing investors with a proven, value-driven approach to equity investment management. For over 60 years of changing economic conditions, Keystone has taken pride in helping investors meet their financial goals through a broad range of financial products and services. Combined, Evergreen Keystone offers over 70 funds designed to meet a broad range of objectives, including fixed-income, balanced, growth and income, and aggressive growth. Assets under management total more than $30 billion.

                                EVERGREEN KEYSTONE                (logo)


                             LETTER TO SHAREHOLDERS
                                  August 1997

                          (photo of William M. Ennis)


                                WILLIAM M. ENNIS

Dear Shareholders:

Investors in fixed income funds may sometimes feel as if they are watching all the fun from the sidelines. Certainly, during the past year, investors in many equity-oriented mutual funds enjoyed another year in which many funds returned 20% or more.

At times such as this, however, it is important to remind ourselves that seeking equity-like returns is not what some funds are supposed to be doing. The five mutual funds discussed in this annual report all have similar objectives-- to provide regular income and to conserve principal.

We believe each of these funds did a very good job of meeting that objective during a year which was challenging for fixed income investors. While interest rates finished the 12-month period at about the same point at which they started, the point-to-point comparison masked a great deal of rate fluctuations during the year, with longer-term rates falling and then rising by almost a full percentage point. In this environment, the short-to-intermediate term strategies employed by each of the funds worked very well, delivering regular income and protecting principal. By the end of the 12-month period, each of the funds provided handsome real returns, especially when measured against the low rate of inflation we have been enjoying. And they provided these returns without taking the significant credit risks of high yield bonds or the market risks of longer-maturity bonds.

These conservative investment strategies make sense for investors who are interested in regular income, but who want to limit the risks they take with their investment dollars. However, after the stock market's sharp ascent this spring and summer, these strategies also make sense for growth-oriented investors who want to reduce their overall portfolio risks by putting at least part of their investments in conservative fixed income funds. Diversification always is prudent, but it is especially prudent when one asset class (in this case common stocks) has risen dramatically in relative price after a prolonged period of above-average returns.

At Evergreen Keystone, we encourage all shareholders to consult regularly with their financial advisers to help determine whether their mix of investments continues to be appropriate, given current needs, tolerance for risk, and market conditions.

I am delighted to inform you that Evergreen Keystone has successfully integrated all service functions of Evergreen and Keystone Funds. This means that you now have full exchange privileges among all Evergreen and Keystone America funds. In addition, you will be receiving the top-flight service that earned Evergreen Keystone the 1996 Dalbar Quality Tested Service Seal, the highest award for mutual fund service presented by Dalbar, an independent mutual fund survey and rating firm.

In the following pages, Evergreen Keystone investment professionals will give you more detailed information about the investment environment and the strategies employed in managing your funds. You will notice that this annual report is a departure from past reports in format. It represents the effort of Evergreen Keystone Funds to provide thoughtful reports and to present them in a format that is attractive and makes information easily accessible. We are very interested in hearing your thoughts on this new format, and we welcome your suggestions.

                                         Sincerely,

                                         /s/WILLIAM M. ENNIS
                                         WILLIAM M. ENNIS
                                         MANAGING DIRECTOR

                                     KEYSTONE
(Logo and picture)       CAPITAL PRESERVATION AND INCOME FUND
   of capital)
                                FUND-AT-A-GLANCE
                              As of June 30, 1997

ONE YEAR PERFORMANCE             CLASS A      CLASS B     CLASS C
One year with sales charge        3.26  %      1.04  %     5.05  %
One year w/o sales charge         6.73  %      6.04  %     6.05  %
One year dividends per share      57.1(cents) 49.4(cents) 49.4  (cents)
30-day SEC Yield
  (as of 6/30/97)                 5.81  %      5.22  %     5.25  %


AVERAGE
ANNUAL RETURNS**                 CLASS A  CLASS B  CLASS C
Three years                        N/A     4.59  %  5.54  %
Five years                         N/A     3.80  %   N/A
Since Inception*                  5.84  %  4.51  %  4.55  %

CUMULATIVE RETURNS**             CLASS A  CLASS B  CLASS C
Nine months w/o sales charge      5.12  %  4.53  %  4.53  %
Three years                        N/A    14.41  % 17.55  %
Five years                         N/A    20.50  %   N/A
Since Inception*                 15.26  % 30.35  % 21.70  %

 * CLASS A BEGAN 12/30/94; CLASS B BEGAN 7/1/91;
  CLASS C BEGAN 2/1/93.
** ALL RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE.

PORTFOLIO CHARACTERISTICS
Total Net Assets (all classes)   $52.8 million
Average Credit Quality           AAA
Average Maturity                 4.92 years
Average Duration                 0.75 years

PORTFOLIO ALLOCATIONS                                              JUNE 30, 1997
(AS A PERCENTAGE OF NET ASSETS)

(A PIE GRAPH APPEARS HERE. SEE TABLE BELOW FOR PLOT POINTS.)


 U.S. Treasuries                           3.7%
 Fixed rate mortgages                      2.2%
 Repurchase agreements & other net assets  2.8%
 Adjustable-rate mortgages                91.3%



PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OBJECTIVE
Keystone Capital Preservation and Income Fund seeks high current income consistent with low volatility of principal by investing in adjustable-rate mortgage-backed securities and loan pools. The Fund may be appropriate for investors seeking monthly dividends, an investment in a fund composed 100% of government securities and therefore of the highest credit quality, and the potential for less share price fluctuation than intermediate and longer-term bond funds.

STRATEGY
The Fund invests primarily in adjustable-rate mortgage securities issued by the U.S. Government, its agencies or instrumentalities. Adjustable-rate mortgage securities (ARMS) are pools of residential mortgage loans on which the interest rate is periodically adjusted to reflect the current interest rate environment. By investing in ARMS, the Fund seeks to minimize fluctuations in its share price relative to other bond funds. However, unlike money market funds, the Fund does not seek to maintain a completely stable share price.

PORTFOLIO MANAGER

(picture of
Gary Pzegeo)      Gary Pzegeo, a Vice President and Portfolio Manager in the
                  Fixed Income Group of Keystone Investment Management Company, is Portfolio Manager of Keystone Capital Preservation and
                  Income Fund. An investment professional with seven years' experience, Mr. Pzegeo also is manager of Keystone
                  Institutional Adjustable Rate Fund. Mr. Pzegeo joined Keystone in 1990. He has several years' experience in analysis of mortgage-backed securities. A Chartered Financial Analyst, Mr.
                  Pzegeo is a member of the Boston Securities Analysts Society, the Government Bond Club of New England, and the Association of Investment Management and Research. He holds a B.A. in business administration from the University of Massachusetts.

                                     KEYSTONE                  (logo and picture
                       CAPITAL PRESERVATION AND INCOME FUND        of capital)

                               MANAGEMENT REPORT

                                  August 1997

Dear Shareholder:

We are pleased to report to you on the Keystone Capital Preservation and Income Fund for the fiscal period that ended on June 30, 1997. This report is an annual report, reflecting the new fiscal year ending date of June 30, replacing the former fiscal year ending each September 30.

PERFORMANCE

Your Fund performed well during the past year, as the relatively high concentration of adjustable-rate mortgage securities helped the Fund be responsive to changes in interest rates. In addition to providing a yield premium over money market funds, the Fund was able to protect principal by maintaining a relatively stable net asset value. The Fund concentrated its investments in relatively low-risk, geographically diverse adjustable-rate securities. As an example of the Fund's price stability during the past year, the net asset value of Class A Shares began the fiscal period at $9.74 per share on September 30, 1996. The net asset value was $9.76 on December 31, 1996 and $9.80 on June 30, 1997.

ENVIRONMENT

In late 1996 and the first half of 1997, the investment environment was marked by changing attitudes about the pace of economic growth in the United States. In the latter part of 1996 and early this year, the economy appeared to be accelerating, primarily driven by consumer demand. Slowing retail sales and stable housing sales began to be evident late in the first quarter, however, signaling a slowdown in consumer activity.

In the bond market, after long-term interest rates hit a low point in November 1996, they started rising because of reports of strong growth late in 1996 and in expectation that the Federal Reserve Board might increase short-term rates. In fact, the Federal Reserve Board did increase short-term rates by one-quarter of one percent in late March.

Interest rates appeared to peak in late March before gradually moving back down. For example, the interest rate of a two-year Treasury declined from 6.41% on March 31 to 6.06% on June 30.

STRATEGY

Starting in the second half of 1996, following reports of strong economic growth and in anticipation of increases in interest rates, your Fund's management team began increasing the emphasis on adjustable-rate mortgages, both as a defensive measure to protect the net asset value and to gain the benefit of additional interest income from higher rates. This increased emphasis continued into 1997. Adjustable-rate mortgages, whose interest payments reset at regular intervals as interest rates rise and fall, increased from about 85% of net assets on September 30, 1996 to 96% by March 31, 1997. By the close of the fiscal year, the percentage was about 91%.

Within the fixed-rate portion of the portfolio, maturities were extended somewhat as the threat of higher rates subsided.

The overriding strategy of the Fund has been to seek a yield advantage over other short-term investments, while providing capital protection. In pursuing this strategy, the portfolio management team has purchased adjustable-rate mortgages that are mature, with an average age of seven years. Mortgages of this age historically have tended not to be refinanced as frequently as younger mortgages. The geographical sources of these mortgages also has been diversified, to reduce the risk that events in any one section of the country could have a disproportionate impact on the Fund. The reset dates of the adjustable-rate mortgages also are diversified to reduce the risk that market interest rates at any one point could have a disproportionate impact on the Fund.

All mortgages are backed by the U.S. government or government agencies. The average credit rating remains AAA.

OUTLOOK

Going forward, we believe the economy may increase its growth rate in the third quarter of 1997 after the apparent slowdown of the second, with gross domestic product growing at an anticipated 2 1/2-to-3% during the second half of the year. At the same time, we believe inflation can be contained within the present 2 1/2-to-3% range, and that interest rates will remain stable. We expect to continue to manage the Fund conservatively, with a relatively high concentration of adjustable-rate mortgages.

Thank you for your support of Keystone Capital Preservation and Income Fund.

Sincerely,

/s/ ALBERT H. ELFNER, III
ALBERT H. ELFNER, III
CHAIRMAN
Keystone Investment Management Company

/s/GARY E. PZEGEO
GARY E. PZEGEO
VICE PRESIDENT
PORTFOLIO MANAGER

                                    EVERGREEN
(logo and picture           INTERMEDIATE-TERM BOND FUND
   of a star)
                                FUND-AT-A-GLANCE
                              As of June 30, 1997

ONE YEAR
PERFORMANCE               CLASS A      CLASS B      CLASS C      CLASS Y
One year with sales
  charge                  3.41  %       0.91  %      4.91  %     6.97  %
One year w/o sales
  charge                  6.88  %       5.91  %      5.91  %     6.97  %
One year dividends per
  share                   60.6(cents)  51.3(cents)  51.3(cent)  61.5(cents)
30-day SEC Yield
  (as of 6/30/97)         5.57  %       4.81  %      4.83  %     5.82  %

AVERAGE ANNUAL
RETURNS**

                         CLASS A   CLASS B   CLASS C   CLASS Y
Three years                N/A       N/A       N/A      7.18  %
Five years                 N/A       N/A       N/A      6.60  %
Since Inception*          5.24  %  -1.15  %   5.31  %   7.13  %

CUMULATIVE
RETURNS**                CLASS A   CLASS B   CLASS C   CLASS Y
Three years                N/A       N/A       N/A     23.14  %
Five years                 N/A       N/A       N/A     37.67  %
Since Inception*         11.71  %  -1.62  %   6.26  %  47.77  %

 * CLASS A BEGAN 5/2/95; CLASS B BEGAN 1/30/96; CLASS C BEGAN 4/29/96; CLASS Y BEGAN 11/1/91.
** ALL RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE.

PORTFOLIO CHARACTERISTICS
Total Net Assets (all classes)  $160.4 million
Average Credit Quality          AAA
Average Maturity                8.89 years
Duration                        4.61 years

CREDIT QUALITY                                                     JUNE 30, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)
(A pie graph appears here. See table below for plot points.)

AA   6%
A   21%
AAA 73%
PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OBJECTIVE
Evergreen Intermediate-Term Bond Fund seeks to preserve principal while maximizing current yield.

STRATEGY
The Fund invests primarily in U.S. Government obligations, mortgage-backed securities and corporate bonds and debentures. These securities typically have average maturities of five to 10 years.

PORTFOLIO MANAGER

(photo of         Bruce J. Besecker, C.F.A., a Vice President and Senior
 Bruce J.         Portfolio Manager of First Union Capital Management Group, is
 Besecker)        Portfolio Manager of Evergreen Intermediate-Term Bond Fund.
                  Mr. Besecker, who has more than 16 years' professional investment experience, is manager of the Philadelphia Taxable
                  Fixed Income Unit of First Union Capital Management. Prior to joining First Union, Mr. Besecker was an Assistant Vice
                  President in Institutional Sales at Merrill Lynch in New York, and a Senior Trust Officer and Portfolio Manager at First
                  Fidelity Bank. He also has served as a Research Assistant in the Economics Department at the Federal Reserve Bank in
                  Philadelphia. Mr. Besecker, a Chartered Financial Analyst, is a member of the Philadelphia Financial Analysts Society. He is a graduate of the University of Pennsylvania and holds an M.B.A. from The Wharton School.

                                    EVERGREEN                  (logo and picture
                           INTERMEDIATE-TERM BOND FUND             of a star)

                               MANAGEMENT REPORT

                                  August 1997

Dear Shareholders:

We are pleased to report to you on the Evergreen Intermediate-Term Bond Fund for the 12-month fiscal year that ended on June 30, 1997.

PERFORMANCE

Your Fund performed very well during the past fiscal year, buoyed by the addition of higher yielding securities that increased yield and total return, and by the decision to maintain a fully invested position.

ENVIRONMENT

During the 12-month fiscal year, the U.S. economy grew at an exceptional pace. As this growth persisted, often in defiance of predictions of an economic slowdown, bond market participants became increasingly concerned that the strength of the economy could provoke an increase in inflation. In response to these concerns, interest rates rose dramatically during the early months of 1997. Conversely, during the second quarter of 1997, investors' fears receded as economic data indicated slower economic growth and little inflationary pressure. This resulted in a steady decline in interest rates, reversing most of the first quarter's increase. However, the financial markets are keeping a wary eye on each new economic report, searching for any signs of inflationary pressure that could prompt the Federal Reserve Board to raise the Federal Funds rate beyond the 0.25% increase of March 25.

STRATEGY

The fluctuating interest rate environment and seemingly trendless market over the past 12 months have made portfolio management increasingly challenging. During this period, duration was maintained in a range of 90% to 110% of the Fund's benchmark, the Lehman Brothers Intermediate Government Corporate Bond Index. As of June 30, the duration was at the lower end of this range. We anticipate maintaining our shorter relative duration as we believe rates may modestly rise in the coming months. At the end of the fiscal year, duration was
4.61 years and average maturity was 8.89 years.

In addition, your Fund's Treasury position has been reduced and the allocations to both corporate bonds and mortgage-backed securities have been increased both to increase yield and to improve total return opportunities. We also adjusted the maturity structure of the portfolio by underweighting the intermediate position and overweighting both short-term and longer-term securities. This strategy is being pursued to enhance returns as yield spreads narrow between short-term and long-term maturities.

MATURITY                                                     AS OF JUNE 30, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)

(A pie graph appears here. See table below for plot points.)

0-1 Year    21%
1-3 Years   10%
3-5 Years   15%
5-10 Years   8%
10-20 Years 25%
20+ Years   21%



PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OUTLOOK

We enter the second half of 1997 with a degree of caution. The principal concern in the bond market remains the inflation "wildcard," as investors try to determine whether interest rates can continue their bullish run in this economic environment. According to traditional analysis, this cannot continue. Our primary concern is that strong economic growth ultimately brings inflationary pressures, which in turn would push the Federal Reserve Board to raise interest rates. With this uncertainty in the market, we plan to keep portfolio structure and duration relatively neutral. We also will continue to look for opportunities to increase yield through the addition of attractive mortgage-backed securities and other higher yielding instruments.

Thank you for your investment in Evergreen Intermediate-Term Bond Fund.

Sincerely,

/s/RICHARD K. WAGONER
RICHARD K. WAGONER
EXECUTIVE VICE PRESIDENT
CHIEF INVESTMENT OFFICER
First Union Capital Management Group

/s/BRUCE J. BESECKER
BRUCE J. BESECKER
VICE PRESIDENT
SENIOR PORTFOLIO MANAGER

                                     KEYSTONE
                           INTERMEDIATE TERM BOND FUND
(logo and picture of stars)
                                FUND-AT-A-GLANCE
                              As of June 30, 1997

     ONE YEAR PERFORMANCE       CLASS A        CLASS B      CLASS C
One year with sales charge        5.30  %        3.17  %      7.06  %
One year w/o sales charge         8.83  %        8.17  %      8.06  %
One year dividends per share      52.0 (cents)  46.3(cents)  46.3  (cents)
30-day SEC Yield
  (as of 6/30/97)                 5.82  %        5.25  %      5.26  %


AVERAGE
ANNUAL RETURNS**                CLASS A   CLASS B  CLASS C
Three years                       6.34  %  5.82  %  6.67  %
Five years                        5.89  %   N/A      N/A
Ten years                         6.56  %   N/A      N/A
Since Inception*                   N/A     4.61  %  4.96  %

CUMULATIVE RETURNS**            CLASS A   CLASS B  CLASS C
Eleven months w/o sales charge    8.40  %  7.81  %  7.70  %
Three years                      20.24  % 18.51  % 21.38  %
Five years                       33.11  %   N/A      N/A
Ten years                        88.72  %   N/A      N/A
Since Inception*                   N/A    22.01  % 23.80  %

 * CLASSES B AND C BEGAN 2/1/93.
** ALL RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE. FOR CLASSES WITH
   MORE THAN A 10-YEAR HISTORY, THE 10-YEAR HISTORY IS PRESENTED.

PORTFOLIO CHARACTERISTICS
Total Net Assets (all classes)  $29.0 million
Average Credit Quality          AA-
Average Maturity                6.3 years
Duration                        4.6 years

PORTFOLIO QUALITY                                                  JUNE 30, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)
(A pie graph appears here. See table below for plot points.)

BBB 18%
A   32%
AAA 38%
AA  12%


PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OBJECTIVE
Keystone Intermediate Term Bond Fund seeks current income and, secondarily, capital preservation from investments in investment grade and high quality bonds.

STRATEGY
The Fund is designed to balance the benefits of short-and long-term bonds, by providing more income than short-term bonds and greater price stability than long-term bonds. The Fund invests primarily in government and corporate bonds and mortgage-backed securities with maturities of less than 10 years.

PORTFOLIO MANAGER

(photo of         Christopher P. Conkey, Senior Vice President and Chief
 Christopher      Investment Officer, Fixed Income, of Keystone Investment
 P. Conkey)       Management Company, is Portfolio Manager of Keystone
                  Intermediate Term Bond Fund. An investment professional with more than 14 years' experience, Mr. Conkey also is Portfolio
                  Manager of Keystone Diversified Bond Fund (B-2). Mr. Conkey joined Keystone in 1988 from Constitution Capital, where he was a Vice President. A Chartered Financial Analyst, Mr.
                  Conkey is a member of the Government Bond Club of New England and the Bond Analysts Society of Boston. He is a graduate of Clark University and received his M.B.A. from Boston
                  University.

                                     KEYSTONE
                           INTERMEDIATE TERM BOND FUND  (logo and picture
                                                             of stars)
                                 MANAGEMENT REPORT
                                    August 1997

Dear Shareholder:
We are pleased to report to you on the Keystone Intermediate Term Bond Fund for the fiscal period that ended on June 30, 1997. This report is an annual report, reflecting the new fiscal year ending date of June 30, replacing the former fiscal year ending each July 31.

PERFORMANCE

Your Fund performed very well during the past year. In an environment of moderate economic growth, modest inflation, and relatively stable interest rates, your Fund was able to take advantage of opportunities among better quality corporate bonds and mortgage-backed securities to provide generous income consistent with limited price fluctuation.

ENVIRONMENT

During the past year, the U.S. economy enjoyed healthy economic growth and low inflation. If one were to look at interest rates at the beginning and end of the year, despite some near-term volatility one would see remarkable stability in rates. For example, the yield on a 30-year Treasury bond was 6.78% on June 30, just slightly below the 6.97% of July 31, 1996. This was an environment in which corporate bonds tended to do very well, as credit risk was low because of the overall strength of the economy.

STRATEGY

In the relatively stable interest rate environment of the past year, your Fund did not try to manage the portfolio maturities significantly in an effort to anticipate the direction of interest rate movements. Rather, the portfolio management team has searched for relative value among the various sectors in which the Fund invests.

Your Fund took advantage of the strong economy to increase its emphasis on high grade and investment grade corporate bonds and mortgage-backed securities, while de-emphasizing U.S. Treasuries. Between December 31, 1996 and June 30, 1997, for example, the allocation to U.S. government bonds in the portfolio was reduced from 21% to 9% of net assets, while the allocation to industrial bonds was increased from 13% to 16% and the allocation to collateralized mortgage obligations was increased from 21% to 28%.

The Fund also has increased its allocation to foreign securities from 9% on December 31, 1996 to approximately 24% at the end of the fiscal year. The foreign emphasis was increased to take advantage of the yield advantage of foreign bonds and to give the portfolio greater diversification. The Fund, which has hedged all foreign securities back into the U.S. dollar to protect against currency fluctuations, has invested in government bonds issued in Canada, Denmark and Germany. All three countries are enjoying low inflation and benefiting from sound fiscal policies.


PORTFOLIO COMPOSITION                                              JUNE 30, 1997
(AS A PERCENTAGE OF NET ASSETS)
(A pie graph appears here. See table below for plot points)

Repurchase agreements and other net assets  2.2%
U.S Government                              8.8%
Financial Corp.                            15.3%
Industrial Corp.                           15.9%
International/U.S.$                        15.4%
International/non-U.S.$*                    8.8%
Mortgage-backed                            27.5%
Asset-backed                                6.1%



* NON-U.S.-DOLLAR-DENOMINATED BONDS WERE FULLY HEDGED BACK INTO U.S. CURRENCY.

 PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.


OUTLOOK

We believe the economy may increase its growth rate in the third quarter of 1997 after the apparent slowdown of the second, with gross domestic product growing at an anticipated annualized rate of 2 1/2-to-3% during the second half of the year. At the same time, we believe inflation can be contained within the present 2 1/2-to-3% range, and that interest rates will remain stable. We will continue, however, to monitor wage costs very closely to watch for early signs of inflation. With this favorable outlook, we anticipate a continued emphasis on corporate and mortgage-backed securities for at least the next several months.

Thank you for your support of Keystone Intermediate Term Bond Fund.

Sincerely,

/s/ALBERT H. ELFNER, III
ALBERT H. ELFNER, III
CHAIRMAN
Keystone Investment Management Company

/s/CHRISTOPHER P. CONKEY
CHRISTOPHER P. CONKEY
SENIOR VICE PRESIDENT
CHIEF INVESTMENT OFFICER, FIXED INCOME

                                    EVERGREEN
 (logo and photo of George Washington)
                 INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND

                                FUND-AT-A-GLANCE
                              As of June 30, 1997

ONE YEAR PERFORMANCE    CLASS A        CLASS B     CLASS C      CLASS Y
One year with sales
  charge                  2.55  %      0.03  %      4.03  %      6.08  %
One year w/o sales
  charge                  6.00  %      5.03  %      5.03  %      6.08  %
One year dividends per
  share                  55.4(cents)  46.3(cents)  46.3(cents)  56.2  (cents)
30-day SEC Yield
  (as of 6/30/97)         5.25  %      4.44  %      4.17  %      5.49  %


AVERAGE ANNUAL
RETURNS**               CLASS A  CLASS B  CLASS C  CLASS Y
Three years               N/A      N/A      N/A     6.19  %
Five years                N/A      N/A      N/A     5.38  %
Since Inception*         4.38  % -0.66  %  4.85  %  5.82  %

CUMULATIVE RETURNS**    CLASS A  CLASS B  CLASS C  CLASS Y
Three years               N/A      N/A      N/A    19.76  %
Five years                N/A      N/A      N/A    29.94  %
Since Inception*         9.74  % -0.92  %  5.97  % 37.82  %

 * CLASS A BEGAN 5/2/95; CLASS B BEGAN 2/9/96; CLASS C BEGAN 4/10/96; CLASS Y BEGAN 11/1/91
** ALL RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE.

PORTFOLIO CHARACTERISTICS
Total Net Assets (all classes)    $72.9 million
Average Credit Quality            AAA
Average Maturity                  3.88 years
Duration                          2.93 years

PORTFOLIO COMPOSITION                                              JUNE 30, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)
(A pie graph appears here. See tables below for plot points.)

U.S. Treasuries            71%
Mortgage-backed securities 18%
U.S. Govt. Agencies        10%
Short-term securities       1%



PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OBJECTIVE
Evergreen Intermediate-Term Government Securities Fund seeks to maximize total return and preserve principal while providing current income.

STRATEGY
The Fund invests primarily in securities issued by the U.S. Government and its agencies. These securities typically have an average maturity of three to six years, with a maximum maturity of ten years. The Fund seeks its objective over full interest rate cycles, which typically last three to five years.

PORTFOLIO MANAGER

(photo of L.      L. Robert Cheshire, a Vice President and Senior Portfolio
Robert Cheshire)  Manager of First Union Capital Management Group, is Portfolio
                  Manager of Evergreen Intermediate-Term Government Securities
                  Fund. Mr. Cheshire also is in charge of the Newark Taxable
                  Fixed Income Unit of First Union. Prior to joining First
                  Union, Mr. Cheshire was a Vice President at Shearson Lehman
                  Hutton for 11 years in the Asset Management and Institutional
                  Government Securities Division. He was also a Vice President of Government Securities for Charles E. Quincey and an
                  Assistant Vice President in the Municipal Securities
                  Department with Bankers Trust Co. in New York. Mr. Cheshire is a graduate of Rutgers University and holds an M.B.A. from Fairleigh Dickinson University.

                                    EVERGREEN                     (logo and
                  INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND     photo of
                                                              George Washington)
                               MANAGEMENT REPORT

                                  August 1997

Dear Shareholders:
We are pleased to report on Evergreen Intermediate-Term Government Securities Fund for the 12-month fiscal year that ended on June 30, 1997.

PERFORMANCE
During the year, the Fund delivered satisfactory returns, consistent with its objective to seek total return while preserving principal. For the first nine months of the fiscal year, as interest rates rose, the Fund's slightly long duration caused some underperformance against industry benchmarks. However, the Fund outperformed its benchmark during the final three months of the year as interest rates fell.

ENVIRONMENT

During the 12-month fiscal period, the U.S. economy experienced a pattern best described as a series of "mini-cycles," with bonds trading within a relatively narrow range of interest rates. Economic growth surged during the fourth quarter of 1996 into the first quarter of 1997, subsequently causing concern over inflationary pressure. Against this backdrop, bond market participants reviewed each new economic report for any signs of inflation that could prompt the Federal Reserve Board to increase interest rates. These market concerns resulted in rising interest rates throughout the first quarter of 1997, culminating in the March 25 decision by the Federal Reserve Board to raise the Federal Funds rate by 0.25%. Conversely, investors' fears of inflation receded during the second quarter of 1997 amid reports of slowing economic growth. As a result, interest rates fell.

STRATEGY

The Fund's duration, or sensitivity to interest rate changes, was consistent with that of the benchmark Lehman Brothers Intermediate Government Index during the fiscal year. In implementing duration strategy, your Fund's investment manager uses a disciplined process focusing on longer-term trends in the economic environment. The Fund's duration was modestly shortened following the Federal Reserve Board's decision to raise the Federal Funds rate in late March. In response to the declining interest rate environment in the second quarter, portfolio duration was brought back to neutral. To capture additional yield, the Fund's emphasis on mortgage-backed securities was also increased, ending the fiscal year at more than 18% of net assets.

Consistent with the Fund's concentration on government securities, average credit quality was maintained at AAA.

MATURITY                                                     AS OF JUNE 30, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)
(A pie graph appears here. See table below for plot points.)

0-1 Year    4%
1-5 Years  45%
5-10 Years 51%


PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OUTLOOK

We are continuing to monitor closely new economic reports, vigilant for any indications of a resurgence of inflationary pressure that could cause the Federal Reserve Board to raise the Federal Funds rate during the second half of 1997. The overall bond market continues to be characterized by near-term interest rate fluctuations, without any over-riding trend. This environment dictates a very cautious approach in the coming quarters, with portfolio duration adjusted consistent with a changing market environment.

We anticipate that your Fund's relatively neutral duration and conservative style should protect the fund from any significant fluctuations in the market. In addition, we will continue to seek attractive opportunities by increasing the Fund's yield through the addition of mortgage-backed securities and other relatively higher yielding instruments.

Thank you for your investment in Evergreen Intermediate-Term Government Securities Fund.

Sincerely,

/s/RICHARD K. WAGONER
RICHARD K. WAGONER
EXECUTIVE VICE PRESIDENT
CHIEF INVESTMENT OFFICER
First Union Capital Management Group

/s/ L. ROBERT CHESHIRE
L. ROBERT CHESHIRE
VICE PRESIDENT
SENIOR PORTFOLIO MANAGER

                                    EVERGREEN
(logo and photo of flag)  SHORT-INTERMEDIATE BOND FUND

                                FUND-AT-A-GLANCE
                              As of June 30, 1997

ONE YEAR PERFORMANCE     CLASS A     CLASS B     CLASS C      CLASS Y
One year with sales
  charge                 3.30  %      0.78  %     4.77  %     6.88  %
One year w/o sales
  charge                 6.77  %      5.78  %     5.77  %     6.88  %
One year dividends per
  share                  63.5(cents) 54.5(cents) 54.5(cents) 64.6(cents)
30-day SEC Yield
  (as of 6/30/97)        5.99  %      5.29  %     5.28  %     6.30  %

AVERAGE ANNUAL
RETURNS**

                        CLASS A  CLASS B  CLASS C  CLASS Y
Three years              5.62  %  4.98  %   N/A     6.92  %
Five years               5.05  %   N/A      N/A     5.92  %
Since Inception*         7.14  %  4.17  %  5.73  %  7.01  %

CUMULATIVE
RETURNS**               CLASS A  CLASS B  CLASS C  CLASS Y
Three years             17.84  % 15.68  %   N/A    22.23  %
Five years              27.92  %   N/A      N/A    33.29  %
Since Inception*        78.78  % 19.87  % 16.99  % 55.28  %

 * CLASS A BEGAN 1/3/89; CLASS B BEGAN 1/25/93; CLASS C BEGAN 9/6/94; CLASS Y BEGAN 1/4/91.
** ALL RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE.

PORTFOLIO CHARACTERISTICS
Total Net Assets (all classes)   $398.7 million
Average Credit Quality           AA+
Average Maturity                 4.06 years
Duration                         2.96 years

CREDIT QUALITY                                                     JUNE 30, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)
(A pie graph appears here. See table below for plot points.)

A   26%
AA   3%
AAA 67%
BBB  4%

PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OBJECTIVE
Evergreen Short-Intermediate Bond Fund seeks to provide a high level of current income with the potential for some capital appreciation.

STRATEGY
The Fund seeks to attain its objective by investing in a broad range of higher quality and investment-grade debt securities. The Fund normally will invest at least 80% of its assets in debt securities. The Fund also intends to maintain an average maturity of five years or less to control price fluctuations.

PORTFOLIO MANAGER

(photo of         Thomas L. Ellis, a Vice President and Senior Portfolio Manager
Thomas L. Ellis)  of First Union Capital Management Group, is Portfolio Manager
                  of Evergreen Short-Intermediate Bond Fund. At First Union, Mr.
                  Ellis is responsible for managing more than $1 billion in fixed income portfolios, including the Fixed Income Fund, a common trust fund. Prior to joining First Union, Mr. Ellis served in the Bond Department of First Tennessee Bank. He is a graduate of the University of Baltimore and holds an M.B.A.
                  from Morgan State University.

                                    EVERGREEN
                           SHORT-INTERMEDIATE BOND FUND       (logo and a photo
                                                                    of flag)
                               MANAGEMENT REPORT

                                  August 1997

Dear Shareholders:
We are pleased to report to you on the Evergreen Short-Intermediate Bond Fund for the 12-month fiscal year that ended on June 30, 1997.

PERFORMANCE
During the fiscal year, concentrations in corporate bonds and mortgage-backed securities helped the Fund deliver strong performance, consistent with its objective. At the same time, the Fund's relatively short duration gave the Fund a relative advantage over the first nine months of the year, although it held back performance during the final three months when interest rates declined.

ENVIRONMENT

Throughout the fiscal year, the U.S. economy experienced strong growth accompanied by relatively low levels of inflation. During this period, the bond market was characterized by near-term interest rate volatility. For example, the yield on the 10-year U.S. Treasury fell from 6.80% to 6.10% during the final six months of 1996, only to rise back to 7.0% by April 1997, then to fall again to 6.5% by June of 1997. We believe this volatility mirrors changes in the underlying economy. While Gross Domestic Product (GDP) grew at a 2.5% rate in 1996, real GDP surged by a 5.9% annualized rate during the first quarter 1997. This led the Federal Reserve Board to increase the Federal Funds rate by 0.25% in March, with many observers anticipating that further rate increases would follow. However, growth slowed during the second quarter to an annualized rate of 2.0%. This, coupled with surprisingly low inflation, led the bond market to rally amid optimistic expectations.

STRATEGY

As a result of our belief that interest rates may rise during the remainder of 1997, at this writing we are maintaining a portfolio duration of 2.9 years, slightly less than the short-intermediate benchmark.

We will continue to slightly overweight the Fund's focus on corporate bonds and mortgage-backed securities. Although the "spread," or yield differential, that corporates and mortgages enjoy over U.S. Treasuries has narrowed, we have a positive fundamental outlook for both these sectors and expect to maintain an emphasis on them to increase the Fund's yield.

The Fund's portfolio maintains an average credit quality of AA+.

MATURITY                                                           JUNE 30, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)
(A pie graph appears here. See table below for plot points.)

0-1 Year     22%
1-3 Years    44%
3-5 Years    18%
5-10 Years   16%



PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OUTLOOK

For the final half of 1997, we anticipate that economic growth, spurred by increased consumer spending, may increase to an annualized rate of about 3.0%. We believe that with unemployment rates approaching 25-year lows, tight labor markets could eventually be reflected in upward pressure on prices. This potential for increased inflation, combined with the possibility of a fall-off in optimism in the bond market, could lead to rising interest rates during the second half of 1997. In response to the possibility of increased inflationary pressure, we expect that the Federal Reserve Board may again tighten monetary policy, increasing the Federal Funds rate by 0.25% to 0.50% before the end of the year.

Thank you for your investment in Evergreen Short-Intermediate Bond Fund.

Sincerely,

/s/RICHARD K. WAGONER
RICHARD K. WAGONER
EXECUTIVE VICE PRESIDENT
CHIEF INVESTMENT OFFICER
First Union Capital Management Corp.

/s/THOMAS L. ELLIS
THOMAS L. ELLIS
VICE PRESIDENT
SENIOR PORTFOLIO MANAGER

                                EVERGREEN KEYSTONE
(logo)

                             GROWTH OF INVESTMENTS

KEYSTONE CAPITAL PRESERVATION AND INCOME FUND

Comparison of a $10,000 investment in Keystone Capital Preservation and Income
Fund, Class B sharess, versus a similar investment in a 6-Month Treasury Bill and the Consumer Price Index (CPI).

        In Thousands

                       7/91    6/92    6/93    6/94    6/95    6/96    6/97
Class B Shares         (CUSTOMER: PLEASE FILL IN)                    $13,124
CPI                                                                  $13,034
6-Month T-Bill                                                       $11,786


          Average Annual Total Returns
                    1 Year   5 Year    Life of Class
          Class A    3.26%    N/A         5.84%
          Class B    1.04%   3.80%        4.51%
          Class C    5.05%    N/A         4.55%


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in different classes. The 6-Month Treasuty Bill is an unmanaged market index. The index does not include transaction costs assciated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through June 30, 1997.

EVERGREEN INTERMEDIATE-TERM BOND FUND

Comparison of a $10,000 investment in Evergreen Intermediate-Term Bond Fund,
Class A shares, versus a similar investment in the Lehman Brothers Intermediate
Government/Corporate Bond Index and the Consumer Price Index (CPI).

        In Thousands
                            5/95    6/96    12/95    6/96    12/96    6/97
CPI                           (CUSTOMER: PLEASE FILL IN)             $11,171
LBIGCBI                                                              $10,554
Class A Shares                                                       $11,817

          Average Annual Total Returns
                    1 Year   5 Year    Life of Class
          Class A    3.41%    N/A         5.24%
          Class B    0.91%    N/A        -1.15%
          Class C    4.91%    N/A         5.31%
          Class Y    6.97%   6.60%        7.13%




Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in different classes. The Lehman Brothers Intermediate
Government/Corporate Bond Index is an unmanaged market index. The index does not include transaction costs assciated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through June 30, 1997.

KEYSTONE INTERMEDIATE TERM BOND FUND

Comparison of a $10,000 investment in Keystone Intermediate Term Bond Fund,
Class A shares, versus a similar investment in the Lehman Brothers Intermediate
Government/Corporate Bond Index and the Consumer Price Index (CPI).

        In Thousands


              6/87  6/88  6/89  6/90  6/91  6/92  6/93  6/94  6/95  6/96  6/97
CPI                        (CUSTOMER: PLEASE FILL IN)                    $18,870
LBIGCBI                                                                  $14,118
Class A Shares                                                           $22,184

          Average Annual Total Returns
                    1 Year   5 Year   10 Year  Life of Class
          Class A    5.30%   5.89%      6.56%      N/A
          Class B    3.17%    N/A        N/A      4.61%
          Class C    7.06%    N/A        N/A      4.96%



Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in different classes. The Lehman Brothers Intermediate
Government/Corporate Bond Index is an unmanaged market index. The index does not include transaction costs assciated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through June 30, 1997.


   EVERGREEN INTERMEDIATE-TERM
   GOVERNMENT SECURITIES FUND


Comparison of a $10,000 investment in Evergreen Intermediate-Term Government
Securities Fund, Class A shares, versus a similar investment in the Lehman Brothers Intermediate Government Bond Index and the Consumer Price Index
(CPI).

                      5/95    6/95    12/95     6/96    12/96     6/97

CPI                     (CUSTOMER: PLEASE FILL IN)              $10,974
LBIGBI                                                          $10,554
Class A Shares                                                  $11,661

        In Thousands
          Average Annual Total Returns
                    1 Year   5 Year   Life of Class
          Class A    2.55%     N/A         4.38%
          Class B    0.03%     N/A        -0.66%
          Class C    4.03%     N/A         4.85%
          Class Y    6.08%    5.28%        5.82%

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in different classes. The Lehman Brothers Intermediate Government Bond
Index is an unmanaged market index. The index does not include transaction costs assciated with buying and selling securities nor any management fees. The
Consumer Price Index, a measure of inflation, is through June 30, 1997.



                                       12

                                EVERGREEN KEYSTONE
                                                            (logo)

                       GROWTH OF INVESTMENTS (CONTINUED)


                     EVERGREEN SHORT-INTERMEDIATE BOND FUND

Comparison of a $10,000 investment in Evergreen Short-Intermediate Bond Fund,
Class A shares, versus a similar investment in the Lehman Brothers Intermediate
Government/Corporate Bond Index and the Consumer Price Index (CPI).

              1/89  6/89  6/90  6/91  6/92  6/93  6/94  6/95  6/96  6/97
CPI                (CUSTOMER: PLEASE FILL IN)                      $17,879
LBIGCBI                                                            $13,235
Class A Shares                                                     $19,937
        In Thousands
          Average Annual Total Returns
                    1 Year   5 Year   Life of Class
          Class A    3.30%   5.05%         7.14%
          Class B    0.78%     N/A         4.17%
          Class C    4.77%     N/A         5.73%
          Class Y    6.88%    5.92%        7.01%


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in different classes. The Lehman Brothers Intermediate
Government/Corporate Bond Index is an unmanaged market index. The index does not include transaction costs assciated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through June 30, 1997.


                                       13

(logo and a photo                    KEYSTONE
of capital)            CAPITAL PRESERVATION AND INCOME FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                                              DECEMBER 30, 1994
                                                                                             YEAR ENDED        (COMMENCEMENT OF
                                                                       NINE MONTHS ENDED    SEPTEMBER 30,    CLASS OPERATIONS) TO
                                                                       JUNE 30, 1997 (D)      1996 (C)        SEPTEMBER 30, 1995
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD.................................        $  9.74            $  9.68             $   9.51
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................................           0.46               0.61                 0.46
Net realized and unrealized gain on investments.....................           0.03               0.01                 0.14
Total from investment operations....................................           0.49               0.62                 0.60
LESS DISTRIBUTIONS FROM:
Net investment income...............................................          (0.42)             (0.53)               (0.42)
In excess of net investment income..................................          (0.01)                 0                (0.01)
Tax basis return of capital.........................................              0              (0.03)                   0
Total distributions.................................................          (0.43)             (0.56)               (0.43)
NET ASSET VALUE END OF PERIOD.......................................        $  9.80            $  9.74             $   9.68
Total return (b)....................................................           5.12%              6.56%                6.36%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses....................................................           0.92%(a)           0.91%                0.86%(a)
  Total expenses excluding indirectly paid expenses.................           0.90%(a)           0.90%                0.82%(a)
  Total expenses excluding waivers and reimbursements...............           1.47%(a)           1.33%                1.27%(a)
  Net investment income.............................................           6.24%(a)           6.31%                6.37%(a)
Portfolio turnover rate.............................................             52%                74%                  67%
NET ASSETS END OF PERIOD (THOUSANDS)................................        $15,751            $22,684             $ 19,293

                                   NINE MONTHS ENDED                   YEAR ENDED SEPTEMBER 30,
                                   JUNE 30, 1997 (D)    1996 (C)     1995       1994        1993        1992
CLASS B SHARES
NET ASSET VALUE BEGINNING OF
  PERIOD........................        $  9.75         $   9.68    $  9.62    $  9.91    $   9.88    $  10.06
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income...........           0.39             0.55       0.52       0.47        0.45        0.58
Net realized and unrealized gain
  (loss) on investments.........           0.04             0.01       0.03      (0.41)      (0.05)      (0.21)
Total from investment
  operations....................           0.43             0.56       0.55       0.06        0.40        0.37
LESS DISTRIBUTIONS FROM:
Net investment income...........          (0.36)           (0.46)     (0.48)     (0.34)      (0.37)      (0.55)
In excess of net investment
  income........................          (0.01)               0      (0.01)     (0.01)          0           0
Tax basis return of capital.....              0            (0.03)         0          0           0           0
Total distributions.............          (0.37)           (0.49)     (0.49)     (0.35)      (0.37)      (0.55)
NET ASSET VALUE END OF PERIOD...        $  9.81         $   9.75    $  9.68    $  9.62    $   9.91    $   9.88
Total return (b)................           4.53%            5.90%      5.81%      0.58%       4.16%       3.71%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses................           1.67%(a)         1.63%      1.53%      1.50%       1.50%       1.36%
  Total expenses excluding
    indirectly paid expenses....           1.65%(a)         1.62%      1.50%        --          --          --
  Total expenses excluding
    waivers and
    reimbursements..............           2.23%(a)         2.09%      2.09%      1.93%       1.94%       2.03%
  Net investment income.........           5.52%(a)         5.63%      5.46%      4.05%       4.44%       5.50%
Portfolio turnover rate.........             52%              74%        67%        34%         60%         41%
NET ASSETS END OF PERIOD
  (THOUSANDS)...................        $32,964         $ 44,096    $62,998    $95,761    $144,725    $186,742

                                      JULY 1, 1991
                                   (COMMENCEMENT OF
                                  CLASS OPERATIONS) TO
                                   SEPTEMBER 30, 1991
CLASS B SHARES
NET ASSET VALUE BEGINNING OF
  PERIOD........................        $  10.00
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income...........            0.18
Net realized and unrealized gain
  (loss) on investments.........            0.06
Total from investment
  operations....................            0.24
LESS DISTRIBUTIONS FROM:
Net investment income...........           (0.18)
In excess of net investment
  income........................               0
Tax basis return of capital.....               0
Total distributions.............           (0.18)
NET ASSET VALUE END OF PERIOD...        $  10.06
Total return (b)................            2.43%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses................            1.19%(a)
  Total expenses excluding
    indirectly paid expenses....              --
  Total expenses excluding
    waivers and
    reimbursements..............            3.19%(a)
  Net investment income.........            6.42%(a)
Portfolio turnover rate.........               2%
NET ASSETS END OF PERIOD
  (THOUSANDS)...................        $ 25,769

(a) Annualized.
(b) Excluding applicable sales charges.
(c) Calculation based on average shares outstanding.
(d) The Fund changed its fiscal year end from September 30 to June 30.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE                 (logo and photo of
                       CAPITAL PRESERVATION AND INCOME FUND      capital)

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                  FEBRUARY 1, 1993
                                                                                         YEAR ENDED               (COMMENCEMENT OF
                                                           NINE MONTHS ENDED           SEPTEMBER 30,            CLASS OPERATIONS) TO
                                                           JUNE 30, 1997 (D)    1996 (C)     1995      1994      SEPTEMBER 30, 1993
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD.....................        $  9.74          $ 9.67     $ 9.60    $ 9.90           $ 9.82
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................           0.40            0.54       0.52      0.40             0.23
Net realized and unrealized gain (loss) on
  investments...........................................           0.03            0.02       0.04     (0.35)            0.09
Total from investment operations........................           0.43            0.56       0.56      0.05             0.32
LESS DISTRIBUTIONS FROM:
Net investment income...................................          (0.36)          (0.46)     (0.48)    (0.34)           (0.24)
In excess of net investment income......................          (0.01)              0      (0.01)    (0.01)               0
Tax basis return of capital.............................              0           (0.03)         0         0                0
Total distributions.....................................          (0.37)          (0.49)     (0.49)    (0.35)           (0.24)
NET ASSET VALUE END OF PERIOD...........................        $  9.80          $ 9.74     $ 9.67    $ 9.60           $ 9.90
Total return (b)........................................           4.53%           5.91%      5.93%     0.48%            3.28%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses........................................           1.67%(a)        1.64%      1.53%     1.50%            1.50%(a)
  Total expenses excluding indirectly paid expenses.....           1.65%(a)        1.62%      1.50%       --               --
  Total expenses excluding waivers and reimbursements...           2.23%(a)        2.09%      2.08%     1.94%            1.67%(a)
  Net investment income.................................           5.53%(a)        5.60%      5.51%     4.08%            2.91%(a)
Portfolio turnover rate.................................             52%             74%        67%       34%              60%
NET ASSETS END OF PERIOD (THOUSANDS)....................        $ 4,105          $4,152     $2,755    $2,874           $2,077

(a) Annualized.
(b) Excluding applicable sales charges.
(c) Calculation based on average shares outstanding.
(d) The Fund changed its fiscal year end from September 30 to June 30.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                           INTERMEDIATE-TERM BOND FUND
(logo and photo of a star)
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           YEAR ENDED       TEN MONTHS ENDED
                                                                          JUNE 30, 1997    JUNE 30, 1996 (C)
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD....................................      $ 10.10             $10.30
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................................         0.60               0.48
Net realized and unrealized gain (loss) on investments.................         0.08              (0.20)
Total from investment operations.......................................         0.68               0.28
LESS DISTRIBUTIONS FROM:
Net investment income..................................................        (0.59)             (0.48)
Tax basis return of capital............................................        (0.02)                 0
Total distributions....................................................        (0.61)             (0.48)
NET ASSET VALUE END OF PERIOD..........................................      $ 10.17             $10.10
Total return (b).......................................................         6.88%              2.72%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.......................................................         0.85%              0.82%(a)
  Total expenses excluding indirectly paid expenses....................         0.85%                --
  Total expenses excluding waivers and reimbursements..................         1.04%              1.10%(a)
  Net investment income................................................         5.92%              6.30%(a)
Portfolio turnover rate................................................           86%                52%
NET ASSETS END OF PERIOD (THOUSANDS)...................................      $ 3,038             $2,943

                                                                             MAY 2, 1995
                                                                          (COMMENCEMENT OF
                                                                          CLASS OPERATIONS)
                                                                               THROUGH
                                                                           AUGUST 31, 1995
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD....................................         $ 9.98
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................................           0.18
Net realized and unrealized gain (loss) on investments.................           0.33
Total from investment operations.......................................           0.51
LESS DISTRIBUTIONS FROM:
Net investment income..................................................          (0.19)
Tax basis return of capital............................................              0
Total distributions....................................................          (0.19)
NET ASSET VALUE END OF PERIOD..........................................         $10.30
Total return (b).......................................................           5.17%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.......................................................           0.80%(a)
  Total expenses excluding indirectly paid expenses....................             --
  Total expenses excluding waivers and reimbursements..................           1.38%(a)
  Net investment income................................................           5.53%(a)
Portfolio turnover rate................................................             73%
NET ASSETS END OF PERIOD (THOUSANDS)...................................           $160

(a) Annualized.
(b) Excluding applicable sales charges.
(c) The Fund changed its fiscal year end from August 31 to June 30.

                                                                                                                JANUARY 30, 1996
                                                                                                                 (COMMENCEMENT
                                                                                                              OF CLASS OPERATIONS)
                                                                                              YEAR ENDED            THROUGH
                                                                                             JUNE 30, 1997       JUNE 30, 1996
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD.......................................................      $ 10.10              $10.68
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................................................         0.50                0.20
Net realized and unrealized gain (loss) on investments....................................         0.08               (0.58)
Total from investment operations..........................................................         0.58               (0.38)
LESS DISTRIBUTIONS FROM:
Net investment income.....................................................................        (0.49)              (0.20)
Tax basis return of capital...............................................................        (0.02)                  0
Total distributions.......................................................................        (0.51)              (0.20)
NET ASSET VALUE END OF PERIOD.............................................................      $ 10.17              $10.10
Total return (b)..........................................................................         5.91%              (3.52%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..........................................................................         1.81%               1.80%(a)
  Total expenses excluding indirectly paid expenses.......................................         1.81%                 --
  Total expenses excluding waivers and reimbursements.....................................         1.81%               1.89%(a)
  Net investment income...................................................................         5.00%               5.18%(a)
Portfolio turnover rate...................................................................           86%                 52%
NET ASSETS END OF PERIOD (THOUSANDS)......................................................      $ 1,013                $402

(a) Annualized.
(b) Excluding applicable sales charges.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN         (logo and photo of a star)
                           INTERMEDIATE-TERM BOND FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                 APRIL 29, 1996
                                                                                                                 (COMMENCEMENT
                                                                                                              OF CLASS OPERATIONS)
                                                                                              YEAR ENDED            THROUGH
                                                                                             JUNE 30, 1997       JUNE 30, 1996
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD.......................................................      $ 10.10              $10.15
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................................................         0.51                0.08
Net realized and unrealized gain (loss) on investments....................................         0.07               (0.05)
Total from investment operations..........................................................         0.58                0.03
LESS DISTRIBUTIONS FROM:
Net investment income.....................................................................        (0.49)              (0.08)
Tax basis return of capital...............................................................        (0.02)                  0
Total distributions.......................................................................        (0.51)              (0.08)
NET ASSET VALUE END OF PERIOD.............................................................      $ 10.17              $10.10
Total return (b)..........................................................................         5.91%               0.33%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..........................................................................         1.80%               1.80%(a)
  Total expenses excluding indirectly paid expenses.......................................         1.80%                 --
  Total expenses excluding waivers and reimbursements.....................................         1.80%               1.88%(a)
  Net investment income...................................................................         4.97%               5.30%(a)
Portfolio turnover rate...................................................................           86%                 52%
NET ASSETS END OF PERIOD (THOUSANDS)......................................................          $29                 $25

(a) Annualized.
(b) Excluding applicable sales charges.

                                                                TEN MONTHS
                                             YEAR ENDED            ENDED              YEAR ENDED AUGUST 31,
                                            JUNE 30, 1997    JUNE 30, 1996 (b)     1995       1994       1993
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD......     $   10.10          $   10.29        $  9.93    $ 10.99    $ 10.56
INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................          0.61               0.48           0.56       0.55       0.63
Net realized and unrealized gain (loss)
  on investments.........................          0.08              (0.19)          0.40      (0.86)      0.66
Total from investment operations.........          0.69               0.29           0.96      (0.31)      1.29
LESS DISTRIBUTIONS FROM:
Net investment income....................         (0.60)             (0.48)         (0.56)     (0.55)     (0.64)
Net realized gains on investments........             0                  0          (0.04)     (0.20)     (0.22)
Tax basis return of capital..............         (0.02)                 0              0          0          0
Total distributions......................         (0.62)             (0.48)         (0.60)     (0.75)     (0.86)
NET ASSET VALUE END OF PERIOD............     $   10.17          $   10.10        $ 10.29    $  9.93    $ 10.99
Total return.............................          6.97%              2.82%         10.13%     (2.91%)    12.90%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.........................          0.81%              0.80%(a)       0.69%      0.55%      0.55%
  Total expenses excluding indirectly
    paid expenses........................          0.81%                --             --         --         --
  Total expenses excluding waivers and
    reimbursements.......................          0.81%              0.87%(a)       0.83%      0.83%      0.83%
  Net investment income..................          5.97%              5.75%(a)       5.63%      5.32%      5.93%
Portfolio turnover rate..................            86%                52%            73%        69%        49%
NET ASSETS END OF PERIOD (THOUSANDS).....     $ 156,346          $ 157,814        $95,961    $91,724    $86,892

                                             NOVEMBER 1, 1991
                                              (COMMENCEMENT
                                           OF CLASS OPERATIONS)
                                                 THROUGH
                                             AUGUST 31, 1992
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD......        $  10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................            0.55
Net realized and unrealized gain (loss)
  on investments.........................            0.55
Total from investment operations.........            1.10
LESS DISTRIBUTIONS FROM:
Net investment income....................           (0.54)
Net realized gains on investments........               0
Tax basis return of capital..............               0
Total distributions......................           (0.54)
NET ASSET VALUE END OF PERIOD............        $  10.56
Total return.............................           11.29%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.........................            0.55%(a)
  Total expenses excluding indirectly
    paid expenses........................              --
  Total expenses excluding waivers and
    reimbursements.......................            0.86%(a)
  Net investment income..................            6.49%(a)
Portfolio turnover rate..................              65%
NET ASSETS END OF PERIOD (THOUSANDS).....        $ 66,695

(a) Annualized.
(b) The Fund changed its fiscal year from August 31 to June 30.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(logo and picture                    KEYSTONE
    of stars)              INTERMEDIATE TERM BOND FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         ELEVEN MONTHS
                                                                             ENDED               YEAR ENDED JULY 31,
                                                                       JUNE 30, 1997 (e)     1996       1995      1994 (c)
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD.................................        $  8.73         $  8.88    $  8.84    $  9.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................................           0.54            0.59       0.63       0.57
Net realized and unrealized gain (loss) on investments, closed
  futures contracts and foreign currency related transactions.......           0.18           (0.16)      0.02      (0.59 )
Total from investment operations....................................           0.72            0.43       0.65      (0.02 )
LESS DISTRIBUTIONS FROM:
Net investment income...............................................          (0.52)          (0.58)     (0.57)     (0.57 )
In excess of net investment income..................................              0               0      (0.04)     (0.02 )
Tax basis return of capital.........................................              0               0          0      (0.01 )
Total distributions.................................................          (0.52)          (0.58)     (0.61)     (0.60 )
NET ASSET VALUE END OF PERIOD.......................................        $  8.93         $  8.73    $  8.88    $  8.84
Total return (b)....................................................           8.40%           4.95%      7.76%     (0.29%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses....................................................           1.12%(a)        1.10%      1.00%      1.00%
  Total expenses excluding indirectly paid expenses.................           1.10%(a)        1.08%        --         --
  Total expenses excluding waivers and reimbursements...............           1.58%(a)        1.54%      1.48%      1.80%
  Net investment income.............................................           6.43%(a)        6.57%      7.13%      6.81%
Portfolio turnover rate.............................................            179%            231%       149%       280%
NET ASSETS END OF PERIOD (THOUSANDS)................................        $10,341         $12,958    $14,558    $16,036


                                                                       1993
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD.................................  $  9.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................................     0.70
Net realized and unrealized gain (loss) on investments, closed
  futures contracts and foreign currency related transactions.......     0.18
Total from investment operations....................................     0.88
LESS DISTRIBUTIONS FROM:
Net investment income...............................................    (0.65)
In excess of net investment income..................................        0
Tax basis return of capital.........................................        0
Total distributions.................................................    (0.65)
NET ASSET VALUE END OF PERIOD.......................................  $  9.46
Total return (b)....................................................     9.88%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses....................................................     1.52%
  Total expenses excluding indirectly paid expenses.................       --
  Total expenses excluding waivers and reimbursements...............     1.99%
  Net investment income.............................................     7.48%
Portfolio turnover rate.............................................      160%
NET ASSETS END OF PERIOD (THOUSANDS)................................  $18,032

                                                                             YEAR ENDED JULY 31,
                                                              1992       1991       1990       1989       1988
CLASS A SHARES (CONTINUED)
NET ASSET VALUE BEGINNING OF PERIOD.......................   $  8.64    $  8.60    $  9.11    $  9.05    $  9.61
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................      0.71       0.72       0.67       0.69       0.72
Net realized and unrealized gain (loss) on investments,
  closed futures contracts and foreign currency related
  transactions............................................      0.60       0.05      (0.45)      0.10      (0.45)
Total from investment operations..........................      1.31       0.77       0.22       0.79       0.27
LESS DISTRIBUTIONS FROM:
Net investment income.....................................     (0.71)     (0.72)     (0.70)     (0.73)     (0.83)
In excess of net investment income........................     (0.01)     (0.01)     (0.03)         0          0
Total distributions.......................................     (0.72)     (0.73)     (0.73)     (0.73)     (0.83)
NET ASSET VALUE END OF PERIOD.............................   $  9.23    $  8.64    $  8.60    $  9.11    $  9.05
Total return (b)..........................................     15.65%      9.42%      2.71%      9.13%      2.95%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..........................................      1.88%      2.00%      2.00%      1.92%      1.30%
  Total expenses excluding indirectly paid expenses.......        --         --         --         --         --
  Total expenses excluding waivers and reimbursements.....      1.88%      2.06%      2.33%      2.19%      2.65%
  Net investment income...................................      7.85%      8.42%      7.90%      7.88%      7.48%
Portfolio turnover rate...................................        90%        76%       107%       148%       208%
NET ASSETS END OF PERIOD (THOUSANDS)......................   $19,288    $20,227    $23,694    $30,337    $38,615

                                                           FEBRUARY 13, 1987
                                                             (COMMENCEMENT
                                                             OF OPERATIONS)
                                                                 THROUGH
                                                              JULY 31, 1987
CLASS A SHARES (CONTINUED)
NET ASSET VALUE BEGINNING OF PERIOD.......................       $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................          0.17
Net realized and unrealized gain (loss) on investments,
  closed futures contracts and foreign currency related
  transactions............................................         (0.42)
Total from investment operations..........................         (0.25)
LESS DISTRIBUTIONS FROM:
Net investment income.....................................         (0.14)
In excess of net investment income........................             0
Total distributions.......................................         (0.14)
NET ASSET VALUE END OF PERIOD.............................       $  9.61
Total return (b)..........................................         (2.50%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..........................................          1.00%(d)
  Total expenses excluding indirectly paid expenses.......            --
  Total expenses excluding waivers and reimbursements.....         12.47%(d)
  Net investment income...................................          6.86%(d)
Portfolio turnover rate...................................            14%
NET ASSETS END OF PERIOD (THOUSANDS)......................       $ 1,679

(a) Annualized.
(b) Excluding applicable sales charges.
(c) Calculation based on average shares outstanding.
(d) Annualized for the period April 14, 1987 (Commencement of Investment Operations) to July 31, 1987.
(e) The Fund changed its fiscal year end from July 31 to June 30.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE                  (logo and picture
                           INTERMEDIATE TERM BOND FUND              of stars)

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 ELEVEN MONTHS
                                                                     ENDED               YEAR ENDED JULY 31,
                                                               JUNE 30, 1997 (d)     1996       1995      1994 (c)
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD.........................        $  8.74         $  8.89    $  8.85    $   9.47
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................           0.47            0.52       0.56        0.49
Net realized and unrealized gain (loss) on investments,
  closed futures contracts and foreign currency related
  transactions..............................................           0.20           (0.16)      0.02       (0.58)
Total from investment operations............................           0.67            0.36       0.58       (0.09)
LESS DISTRIBUTIONS FROM:
Net investment income.......................................          (0.46)          (0.51)     (0.51)      (0.49)
In excess of net investment income..........................              0               0      (0.03)      (0.03)
Tax basis return of capital.................................              0               0          0       (0.01)
Total distributions.........................................          (0.46)          (0.51)     (0.54)      (0.53)
NET ASSET VALUE END OF PERIOD...............................        $  8.95         $  8.74    $  8.89    $   8.85
Total return (b)............................................           7.81%           4.10%      6.87%      (1.05%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................           1.87%(a)        1.85%      1.75%       1.75%
  Total expenses excluding indirectly paid expenses.........           1.85%(a)        1.83%        --          --
  Total expenses excluding waivers and reimbursements.......           2.35%(a)        2.32%      2.21%       2.36%
  Net investment income.....................................           5.68%(a)        5.82%      6.38%       5.48%
Portfolio turnover rate.....................................            179%            231%       149%        280%
NET ASSETS END OF PERIOD (THOUSANDS)........................        $11,368         $16,034    $17,985    $ 17,819

                                                              FEBRUARY 1, 1993
                                                              (DATE OF INITIAL
                                                              PUBLIC OFFERING)
                                                                  THROUGH
                                                               JULY 31, 1993
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD.........................       $ 9.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................         0.29
Net realized and unrealized gain (loss) on investments,
  closed futures contracts and foreign currency related
  transactions..............................................         0.12
Total from investment operations............................         0.41
LESS DISTRIBUTIONS FROM:
Net investment income.......................................        (0.29)
In excess of net investment income..........................            0
Tax basis return of capital.................................            0
Total distributions.........................................        (0.29)
NET ASSET VALUE END OF PERIOD...............................       $ 9.47
Total return (b)............................................         4.42%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................         1.76%(a)
  Total expenses excluding indirectly paid expenses.........           --
  Total expenses excluding waivers and reimbursements.......         2.71%(a)
  Net investment income.....................................         5.67%(a)
Portfolio turnover rate.....................................          160%
NET ASSETS END OF PERIOD (THOUSANDS)........................       $8,159

(a) Annualized.
(b) Excluding applicable sales charges.
(c) Calculation based on average shares outstanding.
(d) The Fund changed its fiscal year end from July 31 to June 30.

                                                                  ELEVEN MONTHS
                                                                      ENDED               YEAR ENDED JULY 31,
                                                                JUNE 30, 1997 (d)     1996      1995      1994 (c)
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD..........................        $  8.74         $ 8.89    $  8.85    $   9.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................................           0.46           0.52       0.55        0.49
Net realized and unrealized gain (loss) on investments,
  closed futures contracts and foreign currency related
  transactions...............................................           0.20          (0.16)      0.03       (0.57)
Total from investment operations.............................           0.66           0.36       0.58       (0.08)
LESS DISTRIBUTIONS FROM:
Net investment income........................................          (0.46)         (0.51)     (0.51)      (0.49)
In excess of net investment income...........................              0              0      (0.03)      (0.03)
Tax basis return of capital..................................              0              0          0       (0.01)
Total distributions..........................................          (0.46)         (0.51)     (0.54)      (0.53)
NET ASSET VALUE END OF PERIOD................................        $  8.94         $ 8.74    $  8.89    $   8.85
Total return (b).............................................           7.70%          4.10%      6.87%      (0.95%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.............................................           1.87%(a)       1.85%      1.75%       1.75%
  Total expenses excluding indirectly paid expenses..........           1.85%(a)       1.83%        --          --
  Total expenses excluding waivers and reimbursements........           2.35%(a)       2.31%      2.23%       2.37%
  Net investment income......................................           5.68%(a)       5.82%      6.37%       5.44%
Portfolio turnover rate......................................            179%           231%       149%        280%
NET ASSETS END OF PERIOD (THOUSANDS).........................        $ 7,259         $9,084    $10,185    $ 13,086

                                                               FEBRUARY 1, 1993
                                                               (DATE OF INITIAL
                                                               PUBLIC OFFERING)
                                                                   THROUGH
                                                                JULY 31, 1993
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD..........................       $ 9.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................................         0.29
Net realized and unrealized gain (loss) on investments,
  closed futures contracts and foreign currency related
  transactions...............................................         0.11
Total from investment operations.............................         0.40
LESS DISTRIBUTIONS FROM:
Net investment income........................................        (0.29)
In excess of net investment income...........................            0
Tax basis return of capital..................................            0
Total distributions..........................................        (0.29)
NET ASSET VALUE END OF PERIOD................................       $ 9.46
Total return (b).............................................         4.31%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.............................................         1.77%(a)
  Total expenses excluding indirectly paid expenses..........           --
  Total expenses excluding waivers and reimbursements........         2.61%(a)
  Net investment income......................................         5.61%(a)
Portfolio turnover rate......................................          160%
NET ASSETS END OF PERIOD (THOUSANDS).........................       $7,522

(a) Annualized.
(b) Excluding applicable sales charges.
(c) Calculation based on average shares outstanding.
(d) The Fund changed its fiscal year end from July 31 to June 30.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(logo and picture                    EVERGREEN
  of president)    INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                    MAY 2, 1995
                                                                                                                   (COMMENCEMENT
                                                                                              TEN MONTHS        OF CLASS OPERATIONS)
                                                                           YEAR ENDED            ENDED                THROUGH
                                                                          JUNE 30, 1997    JUNE 30, 1996 (c)      AUGUST 31, 1995
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD....................................      $  9.99            $ 10.15                $ 9.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................................         0.55               0.46                  0.19
Net realized and unrealized gain (loss) on investments.................         0.03              (0.16)                 0.20
Total from investment operations.......................................         0.58               0.30                  0.39
LESS DISTRIBUTIONS FROM:
Net investment income..................................................        (0.55)             (0.46)                (0.19)
Total distributions....................................................        (0.55)             (0.46)                (0.19)
NET ASSET VALUE END OF PERIOD..........................................      $ 10.02            $  9.99                $10.15
Total return (b).......................................................         6.00%              3.00%                 3.90%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.......................................................         0.86%              0.81%(a)              0.80%(a)
  Total expenses excluding indirectly paid expenses....................         0.86%                --                    --
  Total expenses excluding waivers and reimbursements..................         0.94%              1.06%(a)              1.34%(a)
  Net investment income................................................         5.47%              5.49%(a)              5.42%(a)
Portfolio turnover rate................................................           68%                28%                   45%
NET ASSETS END OF PERIOD (THOUSANDS)...................................      $   571            $   497                $    9

(a) Annualized.
(b) Excluding applicable sales charges.
(c) The Fund changed its fiscal year end from August 31 to June 30.

                                                                                                                FEBRUARY 9, 1996
                                                                                                                 (COMMENCEMENT
                                                                                                              OF CLASS OPERATIONS)
                                                                                              YEAR ENDED            THROUGH
                                                                                             JUNE 30, 1997       JUNE 30, 1996
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD.......................................................      $  9.99              $10.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................................................         0.45                0.18
Net realized and unrealized gain (loss) on investments....................................         0.04               (0.39)
Total from investment operations..........................................................         0.49               (0.21)
LESS DISTRIBUTIONS FROM:
Net investment income.....................................................................        (0.46)              (0.18)
Total distributions.......................................................................        (0.46)              (0.18)
NET ASSET VALUE END OF PERIOD.............................................................      $ 10.02              $ 9.99
Total return (b)..........................................................................         5.03%              (1.99)%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..........................................................................         1.81%               1.80%(a)
  Total expenses excluding indirectly paid expenses.......................................         1.81%                 --
  Total expenses excluding waivers and reimbursements.....................................         1.89%               1.91%(a)
  Net investment income...................................................................         4.53%               4.62%(a)
Portfolio turnover rate...................................................................           68%                 28%
NET ASSETS END OF PERIOD (THOUSANDS)......................................................      $   742              $  359

(a) Annualized.
(b) Excluding applicable sales charges.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                   INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
                                                            (logo and picture of
                        FINANCIAL HIGHLIGHTS (CONTINUED)             George
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)   Washington)

                                                                                                                 APRIL 10, 1996
                                                                                                                 (COMMENCEMENT
                                                                                                              OF CLASS OPERATIONS)
                                                                                              YEAR ENDED            THROUGH
                                                                                             JUNE 30, 1997       JUNE 30, 1996
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD.......................................................      $  9.99              $10.01
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................................................         0.40                0.11
Net realized and unrealized gain (loss) on investments....................................         0.09               (0.02)
Total from investment operations..........................................................         0.49                0.09
LESS DISTRIBUTIONS FROM:
Net investment income.....................................................................        (0.46)              (0.11)
Total distributions.......................................................................        (0.46)              (0.11)
NET ASSET VALUE END OF PERIOD.............................................................      $ 10.02              $ 9.99
Total return (b)..........................................................................         5.03%               0.89%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..........................................................................         1.81%               1.80%(a)
  Total expenses excluding indirectly paid expenses.......................................         1.81%                 --
  Total expenses excluding waivers and reimbursements.....................................         1.90%               1.91%(a)
  Net investment income...................................................................         4.53%               4.47%(a)
Portfolio turnover rate...................................................................           68%                 28%
NET ASSETS END OF PERIOD (THOUSANDS)......................................................      $    12              $   32

(a) Annualized.
(b) Excluding applicable sales charges.

                                                             TEN MONTHS
                                          YEAR ENDED            ENDED               YEAR ENDED AUGUST 31,
                                         JUNE 30, 1997    JUNE 30, 1996 (b)      1995        1994        1993
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD...      $  9.99            $ 10.15         $   9.92    $  10.61    $  10.41
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................         0.56               0.46             0.55        0.54        0.57
Net realized and unrealized gain
  (loss) on investments...............         0.03              (0.16)            0.23       (0.64)       0.24
Total from investment operations......         0.59               0.30             0.78       (0.10)       0.81
LESS DISTRIBUTIONS FROM:
Net investment income.................        (0.56)             (0.46)           (0.55)      (0.54)      (0.58)
Net realized gains on investments.....            0                  0                0       (0.05)      (0.03)
Total distributions...................        (0.56)             (0.46)           (0.55)      (0.59)      (0.61)
NET ASSET VALUE END OF PERIOD.........      $ 10.02            $  9.99         $  10.15    $   9.92    $  10.61
Total return..........................         6.08%              3.00%            8.16%      (0.99%)      8.03%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................         0.81%              0.80%(a)         0.70%       0.55%       0.55%
  Total expenses excluding indirectly
    paid expenses.....................         0.81%                --               --          --          --
  Total expenses excluding waivers and
    reimbursements....................         0.89%              0.87%(a)         0.84%       0.82%       0.83%
  Net investment income...............         5.52%              5.47%(a)         5.54%       5.22%       5.48%
Portfolio turnover rate...............           68%                28%              45%         45%         31%
NET ASSETS END OF PERIOD
  (THOUSANDS).........................      $71,588            $87,004         $106,066    $106,448    $119,172

                                          NOVEMBER 1, 1991
                                           (COMMENCEMENT
                                        OF CLASS OPERATIONS)
                                              THROUGH
                                          AUGUST 31, 1992
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD...        $  10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................            0.48
Net realized and unrealized gain
  (loss) on investments...............            0.40
Total from investment operations......            0.88
LESS DISTRIBUTIONS FROM:
Net investment income.................           (0.47)
Net realized gains on investments.....               0
Total distributions...................           (0.47)
NET ASSET VALUE END OF PERIOD.........        $  10.41
Total return..........................            9.04%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................            0.55%(a)
  Total expenses excluding indirectly
    paid expenses.....................              --
  Total expenses excluding waivers and
    reimbursements....................            0.86%(a)
  Net investment income...............            5.68%(a)
Portfolio turnover rate...............              47%
NET ASSETS END OF PERIOD
  (THOUSANDS).........................        $ 87,648

(a) Annualized.
(b) The Fund changed its fiscal year end from August 31 to June 30.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(logo and picture of                EVERGREEN
      flag)                SHORT-INTERMEDIATE BOND FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           YEAR ENDED           SIX MONTHS            YEAR ENDED
                                                                            JUNE 30,               ENDED             DECEMBER 31,
                                                                        1997       1996      JUNE 30, 1995 (c)     1994       1993
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD.................................   $  9.82    $ 10.02         $  9.52         $ 10.42   $ 10.41
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................................      0.63       0.63            0.32            0.65      0.65
Net realized and unrealized gain (loss) on investments..............      0.02      (0.19)           0.50           (0.91)     0.19
Total from investment operations....................................      0.65       0.44            0.82           (0.26)     0.84
LESS DISTRIBUTIONS FROM:
Net investment income...............................................     (0.64)     (0.64)          (0.32)          (0.64)    (0.65)
In excess of net investment income..................................         0          0               0               0         0
Net realized gains on investments...................................         0          0               0               0     (0.18)
Total distributions.................................................     (0.64)     (0.64)          (0.32)          (0.64)    (0.83)
NET ASSET VALUE END OF PERIOD.......................................   $  9.83    $  9.82         $ 10.02         $  9.52   $ 10.42
Total return (b)....................................................      6.77%      4.45%           8.77%          (2.57%)    8.29%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses....................................................      0.72%      0.79%           0.77%(a)        0.75%     0.93%
  Total expenses excluding indirectly paid expenses.................      0.72%        --              --              --        --
  Total expenses excluding waivers and reimbursements...............        --         --              --              --        --
  Net investment income.............................................      6.37%      6.35%           6.58%(a)        6.46%     6.15%
Portfolio turnover rate.............................................        45%        76%             34%             48%       73%
NET ASSETS END OF PERIOD (THOUSANDS)................................   $17,703    $18,630         $18,898         $19,127   $22,865

                                                                                                                 JANUARY 28, 1989
                                                                                                                 (COMMENCEMENT OF
                                                                                                                      CLASS
                                                    YEAR ENDED             NINE MONTHS                             OPERATIONS)
                                                   DECEMBER 31,               ENDED              YEAR ENDED          THROUGH
                                                 1992       1991      DECEMBER 31, 1990 (d)    MARCH 31, 1990     MARCH 31, 1989
CLASS A SHARES (CONTINUED)
NET ASSET VALUE BEGINNING OF PERIOD..........   $ 10.54    $  9.99           $  9.72               $ 9.50            $   9.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................      0.71       0.73              0.55                 0.79                0.10
Net realized and unrealized gain (loss) on
  investments................................     (0.06)      0.60              0.24                 0.20               (0.14)
Total from investment operations.............      0.65       1.33              0.79                 0.99               (0.04)
LESS DISTRIBUTIONS FROM:
Net investment income........................     (0.67)     (0.70)            (0.52)               (0.77)              (0.16)
In excess of net investment income...........         0      (0.01)                0                    0                   0
Net realized gains on investments............     (0.11)     (0.07)                0                    0                   0
Total distributions..........................     (0.78)     (0.78)            (0.52)               (0.77)              (0.16)
NET ASSET VALUE END OF PERIOD................   $ 10.41    $ 10.54           $  9.99               $ 9.72            $   9.50
Total return (b).............................      6.39%     13.74%             8.31%               10.51%              (0.31%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.............................      0.90%      0.80%             1.01%(a)             1.00%               1.78%(a)
  Total expenses excluding indirectly paid
    expenses.................................        --         --                --                   --                  --
  Total expenses excluding waivers and
    reimbursements...........................        --       0.89%             1.82%(a)             1.50%                 --
  Net investment income......................      6.79%      7.30%             7.53%(a)             7.57%               6.10%(a)
Portfolio turnover rate......................        66%        53%               27%                  32%                 18%
NET ASSETS END OF PERIOD (THOUSANDS).........   $21,488    $17,680           $11,765               $6,496            $ 11,580

(a) Annualized.
(b) Excluding applicable sales charges.
(c) The Fund changed its fiscal year end from December 31 to June 30.
(d) The Fund changed its fiscal year end from March 31 to December 31.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                           SHORT-INTERMEDIATE BOND FUND
                                                               (logo and picture
                        FINANCIAL HIGHLIGHTS (CONTINUED)            of flag)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      YEAR ENDED           SIX MONTHS           YEAR ENDED
                                                       JUNE 30,               ENDED            DECEMBER 31,
                                                   1997       1996      JUNE 30, 1995 (c)          1994
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD............   $  9.84    $ 10.04         $  9.54              $ 10.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..........................      0.54       0.55            0.28                 0.58
Net realized and unrealized gain (loss) on
  investments..................................      0.01      (0.19)           0.50                (0.92)
Total from investment operations...............      0.55       0.36            0.78                (0.34)
LESS DISTRIBUTIONS FROM:
Net investment income..........................     (0.54)     (0.56)          (0.28)               (0.56)
Net realized gains on investments..............         0          0               0                    0
Total distributions............................     (0.54)     (0.56)          (0.28)               (0.56)
NET ASSET VALUE END OF PERIOD..................   $  9.85    $  9.84         $ 10.04              $  9.54
Total return (b)...............................      5.78%      3.62%           8.31%               (3.33%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses...............................      1.62%      1.69%           1.67%(a)             1.50%
  Total expenses excluding indirectly paid
    expenses...................................      1.62%        --              --                   --
  Net investment income........................      5.48%      5.45%           5.68%(a)             5.75%
Portfolio turnover rate........................        45%        76%             34%                  48%
NET ASSETS END OF PERIOD (THOUSANDS)...........   $22,237    $21,006         $17,366              $17,625

                                                   JANUARY 25, 1993
                                                    (COMMENCEMENT
                                                 OF CLASS OPERATIONS)
                                                       THROUGH
                                                  DECEMBER 31, 1993
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD............         $10.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..........................           0.58
Net realized and unrealized gain (loss) on
  investments..................................           0.05
Total from investment operations...............           0.63
LESS DISTRIBUTIONS FROM:
Net investment income..........................          (0.58)
Net realized gains on investments..............          (0.18)
Total distributions............................          (0.76)
NET ASSET VALUE END OF PERIOD..................         $10.44
Total return (b)...............................           6.08%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses...............................           1.57%(a)
  Total expenses excluding indirectly paid
    expenses...................................             --
  Net investment income........................           5.42%(a)
Portfolio turnover rate........................             73%
NET ASSETS END OF PERIOD (THOUSANDS)...........         $8,876

(a) Annualized.
(b) Excluding applicable sales charges.
(c) The Fund changed its fiscal year end from December 31 to June 30.

                                                                           YEAR ENDED          SIX MONTHS
                                                                            JUNE 30,              ENDED
                                                                         1997      1996     JUNE 30, 1995 (c)
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD..................................   $ 9.84    $10.05         $  9.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................................................     0.54      0.55            0.26
Net realized and unrealized gain (loss) on investments...............     0.01     (0.20)           0.50
Total from investment operations.....................................     0.55      0.35            0.76
LESS DISTRIBUTIONS FROM:
Net investment income................................................    (0.54)    (0.56)          (0.26)
Total distributions..................................................    (0.54)    (0.56)          (0.26)
NET ASSET VALUE END OF PERIOD........................................   $ 9.85    $ 9.84         $ 10.05
Total return (b).....................................................     5.77%     3.51%           8.23%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.....................................................     1.62%     1.69%           1.67%(a)
  Total expenses excluding indirectly paid expenses..................     1.62%       --              --
  Net investment income..............................................     5.47%     5.46%           5.69%(a)
  Portfolio turnover rate............................................       45%       76%             34%
NET ASSETS END OF PERIOD (THOUSANDS).................................   $1,029    $1,155         $   527

                                                                        SEPTEMBER 6, 1994
                                                                         (COMMENCEMENT OF
                                                                         CLASS OPERATIONS)
                                                                             THROUGH
                                                                        DECEMBER 31, 1994
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD..................................         $ 9.85
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................................................           0.18
Net realized and unrealized gain (loss) on investments...............          (0.30)
Total from investment operations.....................................          (0.12)
LESS DISTRIBUTIONS FROM:
Net investment income................................................          (0.18)
Total distributions..................................................          (0.18)
NET ASSET VALUE END OF PERIOD........................................         $ 9.55
Total return (b).....................................................          (1.27%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.....................................................           1.65%(a)
  Total expenses excluding indirectly paid expenses..................             --
  Net investment income..............................................           5.87%(a)
  Portfolio turnover rate............................................             48%
NET ASSETS END OF PERIOD (THOUSANDS).................................         $  512

(a) Annualized.
(b) Excluding applicable sales charges.
(c) The Fund changed its fiscal year end from December 31 to June 30.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
(logo and a picture        SHORT-INTERMEDIATE BOND FUND
     of flag)
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              YEAR ENDED            SIX MONTHS
                                               JUNE 30,                ENDED              YEAR ENDED DECEMBER 31,
                                           1997        1996      JUNE 30, 1995 (b)      1994        1993       1992
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD...   $   9.82    $  10.02        $    9.52        $  10.43    $  10.41   $  10.54
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................       0.64        0.64             0.33            0.65        0.69       0.70
Net realized and unrealized gain
  (loss) on investments...............       0.02       (0.19)            0.49           (0.91)       0.19      (0.02)
Total from investment operations......       0.66        0.45             0.82           (0.26)       0.88       0.68
LESS DISTRIBUTIONS FROM:
Net investment income.................      (0.65)      (0.65)           (0.32)          (0.65)      (0.68)     (0.70)
In excess of net investment income....          0           0                0               0           0          0
Net realized gains on investments.....          0           0                0               0       (0.18)     (0.11)
Total distributions...................      (0.65)      (0.65)           (0.32)          (0.65)      (0.86)     (0.81)
NET ASSET VALUE END OF PERIOD.........   $   9.83    $   9.82        $   10.02        $   9.52    $  10.43   $  10.41
Total return..........................       6.88%       4.63%            8.80%          (2.55%)      8.67%      6.64%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................       0.62%       0.69%            0.67%(a)        0.65%       0.66%      0.69%
  Total expenses excluding indirectly
    paid expenses.....................       0.62%         --               --              --          --         --
  Net investment income...............       6.48%       6.45%            6.68%(a)        6.56%       6.41%      6.67%
Portfolio turnover rate...............         45%         76%              34%             48%         73%        66%
NET ASSETS END OF PERIOD
  (THOUSANDS).........................   $357,706    $352,095        $ 347,050        $345,025    $376,445   $324,068

                                         JANUARY 4, 1991
                                        (COMMENCEMENT OF
                                        CLASS OPERATIONS)
                                             THROUGH
                                        DECEMBER 31, 1991
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD...      $   10.06
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................           0.71
Net realized and unrealized gain
  (loss) on investments...............           0.56
Total from investment operations......           1.27
LESS DISTRIBUTIONS FROM:
Net investment income.................          (0.71)
In excess of net investment income....          (0.01)
Net realized gains on investments.....          (0.07)
Total distributions...................          (0.79)
NET ASSET VALUE END OF PERIOD.........      $   10.54
Total return..........................          13.80%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................           0.69%(a)
  Total expenses excluding indirectly
    paid expenses.....................             --
  Net investment income...............           7.12%(a)
Portfolio turnover rate...............             53%
NET ASSETS END OF PERIOD
  (THOUSANDS).........................      $ 256,254

(a) Annualized.
(b) The Fund changed its fiscal year end from December 31 to June 30.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                       CAPITAL PRESERVATION AND INCOME FUND   (logo and picture
                                                                  of capital)
                            SCHEDULE OF INVESTMENTS
                                 June 30, 1997

PRINCIPAL
  AMOUNT                                              VALUE

ADJUSTABLE-RATE MORTGAGE SECURITIES-- 91.3%
             FHLMC-- 44.4%
$1,291,156   FHLMC Pool #846163, Cap 13.08%,
               Margin 1.99% + WTAL, Resets
               Annually
               7.66%, 7/1/30...................... $ 1,349,465
 1,507,099   FHLMC Pool #605386, Cap 12.89%,
               Margin 2.12% + CMT, Resets Annually
               7.95%, 9/1/17......................   1,582,212
 1,637,125   FHLMC Pool #605343, Cap 13.60%,
               Margin 2.13% + CMT, Resets Annually
               7.83%, 3/1/19......................   1,692,341
   141,104   FHLMC Pool #645062, Cap 14.11%,
               Margin 2.31% + CMT, Resets Annually
               8.10%, 5/1/19......................     146,461
   145,638   FHLMC Pool #785114, Cap 13.23%,
               Margin 2.13% + CMT, Resets Annually
               7.81%, 7/1/19......................     153,147
   587,551   FHLMC Pool #865220, Cap 15.05%,
               Margin 2.35% + WTAL, Resets
               Triennially
               8.37%, 4/1/20......................     606,741
    69,528   FHLMC Pool #785147, Cap 12.79%,
               Margin 2.02% + CMT, Resets Annually
               7.68%, 5/1/20......................      72,069
   725,921   FHLMC Pool #606541, Cap 13.56%,
               Margin 2.04% + CMT, Resets Annually
               7.71%, 3/1/21......................     761,084
 2,257,810   FHLMC Pool #845039, Cap 12.50%,
               Margin 2.09% + CMT, Resets Annually
               7.82%, 10/1/21.....................   2,338,245
 1,369,007   FHLMC Pool #606679, Cap 12.07%,
               Margin 2.16% + CMT, Resets Annually
               7.97%, 10/1/21.....................   1,437,882
 1,916,889   FHLMC Pool #845063, Cap 12.05%,
               Margin 2.18% + CMT, Resets Annually
               7.91%, 11/1/21.....................   1,991,168
 2,263,629   FHLMC Pool #845070, Cap 11.84%,
               Margin 2.12% + CMT, Resets Annually
               7.80%, 1/1/22......................   2,359,834




 PRINCIPAL
  AMOUNT                                             VALUE
   ADJUSTABLE-RATE MORTGAGE SECURITIES-- CONTINUED
             FHLMC-- CONTINUED
$1,088,728   FHLMC Pool #845082, Cap 12.34%,
               Margin 1.98% + CMT, Resets Annually
               7.58%, 3/1/22...................... $ 1,122,071
 4,051,462   FHLMC Pool #607352, Cap 13.62%,
               Margin 2.17% + CMT, Resets Annually
               7.84%, 4/1/22......................   4,267,972
 3,452,568   FHLMC Pool #846298, Cap 13.04%,
               Margin 1.85% + CMT, Resets Annually
               7.44%, 8/1/22......................   3,589,048
             TOTAL FHLMC..........................  23,469,740
             FNMA-- 46.9%
 1,402,664   FNMA Pool #124497, Cap 12.97%,
               Margin 2.80% + CMT, Resets Annually
               7.78%, 9/1/22......................   1,477,188
 1,040,611   FNMA Pool #094564, Cap 15.86%,
               Margin 1.98% + CMT, Resets Annually
               7.70%, 1/1/16......................   1,088,094
   448,069   FNMA Pool #092086, Cap 15.47%,
               Margin 2.08% + CMT, Resets Annually
               7.85%, 10/1/16.....................     466,691
   739,969   FNMA Pool #070033, Cap 14.35%,
               Margin 1.75% + CMT, Resets Annually
               7.50%, 10/1/17.....................     768,872
 3,318,250   FNMA Pool #070119, Cap 12.01%,
               Margin 2.00% + CMT, Resets Annually
               7.68%, 11/1/17.....................   3,450,980
   302,549   FNMA Pool #062610, Cap 12.75%,
               Margin 2.13% + CMT, Resets Annually
               7.75%, 6/1/18......................     316,826
 2,589,728   FNMA Pool #090678, Cap 13.14%,
               Margin 2.18% + CMT, Resets Annually
               7.91%, 9/1/18......................   2,732,163
 1,059,213   FNMA Pool #124015, Cap 13.24%,
               Margin 2.57% + CMT, Resets Annually
               7.57%, 11/1/18.....................   1,100,925

                                  (CONTINUED)

                                     KEYSTONE
                       CAPITAL PRESERVATION AND INCOME FUND
(logo and picture
    of capital)       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 June 30, 1997

PRINCIPAL
  AMOUNT                                              VALUE

ADJUSTABLE-RATE MORTGAGE SECURITIES-- CONTINUED
      FNMA-- CONTINUED
$ 311,452    FNMA Pool #114714, Cap
               12.62%,
               Margin 1.75% + CMT, Resets
               Annually
               7.47%, 3/1/19.............$  323,814
  307,339    FNMA Pool #105007, Cap
               13.13%,
               Margin 2.03% + CMT, Resets
               Annually
               7.85%, 7/1/19.............   318,240
1,274,325    FNMA Pool #095405, Cap
               13.70%,
               Margin 2.08% + CMT, Resets
               Annually
               7.83%, 12/1/19............ 1,321,316
  162,598    FNMA Pool #391290, Cap
               12.68%,
               Margin 2.72% + CMT, Resets
               Annually
               7.74%, 2/1/17.............   167,096
  539,539    FNMA Pool #102905, Cap
               13.08%,
               Margin 2.00% + CMT, Resets
               Annually
               7.74%, 7/1/20.............   567,358
  481,731    FNMA Pool #142963, Cap
               11.03%,
               Margin 2.63% + CMT, Resets
               Annually
               7.45%, 1/1/22.............   498,591
6,564,994    FNMA Pool #124289, Cap
               13.44%,
               Margin 2.01% + CMT, Resets
               Annually
               7.70%, 9/1/21............. 6,889,171
  990,524    FNMA Pool #124204, Cap
               13.60%,
               Margin 2.01% + CMT, Resets
               Annually
               7.72%, 1/1/22............. 1,038,970
  252,868    FNMA Pool #070327, Cap
               12.95%,
               Margin 2.75% + CMT, Resets
               Annually
               7.60%, 6/1/19.............   262,510

   PRINCIPAL
     AMOUNT                                  VALUE

ADJUSTABLE-RATE MORTGAGE SECURITIES-- CONTINUED
             FNMA-- CONTINUED
$1,865,470   FNMA Pool #124945, Cap
               12.73%,
               Margin 2.11% + CMT, Resets
               Annually
               7.81%, 1/1/31.............$  1,966,914
             TOTAL FNMA..................  24,755,719
             TOTAL ADJUSTABLE-RATE
               MORTGAGE SECURITIES
               (COST-- $47,698,037)......  48,225,459



FIXED RATE MORTGAGE SECURITIES-- 2.2%
               FHLMC-- 0.1%
    24,914     FHLMC CMO, Series 11 Class 11C,
               (Est. Mat. 1998) (b)
               9.50%, 4/15/19............
                                             25,771
  FNMA-- 2.1%
   355,662   FNMA Pool #100051
               9.50%, 4/1/05.............   371,778
   462,692   FNMA Pool #002497
               11.00%, 1/1/16............   510,798
   230,612   FNMA Pool #058442
               11.00%, 1/1/18............   254,462
             TOTAL FNMA.................. 1,137,038
             TOTAL FIXED RATE MORTGAGE
               SECURITIES
               (COST-- $1,158,066)....... 1,162,809





U.S. TREASURY NOTES-- 3.7%
  (COST-- $1,958,136)
 1,950,000   U.S. Treasury Notes
               6.63%, 4/30/02............ 1,967,979


REPURCHASE AGREEMENT-- 1.4% (COST-- $742,000)
   742,000   Keystone Joint Repurchase
               Agreement (Investments in
               repurchase agreements, in
               a joint trading account,
               6.04% dated 6/30/97, due
               7/1/97, maturity value
               $742,125 (a)).............   742,000
             TOTAL INVESTMENTS
               (COST-- $51,556,239)......      98.6%  52,098,247

             OTHER ASSETS AND
               LIABILITIES-- NET.........       1.4     721,440
             NET ASSETS--................    100.0% $52,819,687

(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at June 30, 1997.
(b) The estimated maturity of a Collateralized Motgage Obligation (CMO) is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed dates.

LEGEND OF PORTFOLIO ABBREVIATIONS
CMT-- 1, 3, or 5 year Constant Maturity Treasury Index
FHLMC-- Federal Home Loan Mortgage Corporation
FNMA-- Federal National Mortgage Association
WTAL-- 1 or 3 year Weekly Treasury Average Lookback Index

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN                  (logo and picture
                           INTERMEDIATE-TERM BOND FUND               of star)

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1997

 PRINCIPAL
  AMOUNT                                             VALUE

CORPORATE BONDS-- 19.2%
              BANKS-- 5.0%
$   500,000   Cenfed Financial Corp., Senior
                Debenture (a),
                11.17%, 12/15/01................. $    533,750
    800,000   Harris Bancorp.,
                9.38%, 6/1/01....................      868,088
  2,000,000   NationsBank Corp.,
                8.13%, 6/15/02...................    2,108,780
  4,000,000   NBD Bank N.A.,
                Subordinated Note,
                8.25%, 11/1/24...................    4,461,932
                                                     7,972,550
              FINANCE & INSURANCE-- 7.8%
  6,500,000   Associates Corporation North
                America, Note,
                5.96%, 5/15/37...................    6,514,196
  2,500,000   General Electric Capital Corp.,
                6.29%, 12/15/07..................    2,473,247
  1,000,000   Goldman Sachs Group L.P. (a),
                6.38%, 6/15/00...................      990,333
  1,500,000   Grand Metropolitan Investment
                Corp.,
                6.50%, 9/15/99...................    1,504,614
  1,000,000   KFW International Finance,
                Guaranteed Note,
                8.85%, 6/15/99...................    1,046,610
                                                    12,529,000
              INDUSTRIAL SPECIALTY PRODUCTS & SERVICES-- 3.2%
  2,000,000   Baxter International, Inc.,
                9.25%, 12/15/99..................    2,125,250
    600,000   Deere & Co.,
                8.95%, 6/15/19...................      673,289
  2,000,000   Jet Equipment Trust, (a)
                9.41%, 6/15/10...................    2,292,488
                                                     5,091,027
              UTILITIES-- 3.2%
  3,100,000   ALLTEL Corp.,
                6.50%, 11/1/13...................    2,857,199
  2,000,000   Carolina Power & Light Co.,
                8.63%, 9/15/21...................    2,272,160
                                                     5,129,359
              TOTAL CORPORATE BONDS
                (COST $30,200,050)...............   30,721,936

  PRINCIPAL
   AMOUNT                                             VALUE
MORTGAGE-BACKED SECURITIES-- 20.7%
              Federal Home Loan Mortgage Corp.,
$ 2,521,993   6.55%, 9/1/26...................... $  2,593,539
  2,027,061   7.50%, 5/1/09......................    2,058,734
  1,210,345   8.00%, 10/1/25.....................    1,241,776
  1,293,208   Federal National Mortgage
                Association,
                6.69%, 12/1/25...................    1,328,618
              Government National Mortgage
                Association,
  1,400,389   6.00%, 6/20/26.....................    1,406,241
  8,356,714   6.50%, 10/15/23-- 10/20/26.........    8,362,955
  3,922,487   7.00%, 9/20/25-- 3/15/26...........    3,919,730
  3,087,455   7.13%, 7/20/25.....................    3,182,360
  3,599,131   7.50%, 9/15/23-- 3/15/26...........    3,616,198
  3,144,302   8.00%, 10/15/24....................    3,216,030
  1,209,660   9.00%, 4/15/20-- 8/15/21...........    1,278,837
    563,266   9.50%, 2/15/21.....................      607,799
    414,383   Paine Webber Trust P-3,
                9.00%, 10/1/12...................      417,549
              TOTAL MORTGAGE-BACKED SECURITIES
                (COST $33,064,340)...............   33,230,366

U. S. AGENCY OBLIGATIONS-- 3.7%

  2,500,000   Farm Credit Systems Financial
                Assistance Co.,
                8.80%, 6/10/05...................    2,814,268
  3,000,000   Federal Home Loan Bank,
                Consolidated Bond,
                7.70%, 9/20/04...................    3,174,930
              TOTAL U. S. AGENCY OBLIGATIONS
                (COST $5,651,434)................    5,989,198
U. S. TREASURY OBLIGATIONS-- 28.0%
              U.S. Treasury Bonds:
 11,450,000   6.88%, 8/15/25.....................   11,489,354
  4,500,000   7.50%, 11/15/16....................    4,810,779
  1,400,000   8.75%, 5/15/17.....................    1,684,812
  3,950,000   8.88%, 8/15/17.....................    4,810,357
              U.S. Treasury Notes:
  1,400,000   5.13%, 12/31/98....................    1,383,812
 12,900,000   5.63%, 8/31/97.....................   12,904,024
  6,100,000   6.38%, 1/15/99.....................    6,138,125
  1,600,000   8.25%, 7/15/98.....................    1,639,000
              TOTAL U.S. TREASURY OBLIGATIONS
                (COST $44,311,257)...............   44,860,263

                                  (CONTINUED)

                                    EVERGREEN
                           INTERMEDIATE-TERM BOND FUND
(logo and picture of
      star)              SCHEDULE OF INVESTMENTS (CONTINUED)
                                 June 30, 1997

 PRINCIPAL
  AMOUNT                                             VALUE

YANKEE OBLIGATIONS-- 14.5%
              Bayerische Landesbank Girozen
                New York,
                Tranche Sr 00001,
$2,500,000      6.38%, 8/31/00............    $2,492,183
                Tranche Trust 00007,
 2,000,000      6.20%, 2/9/06.............     1,907,344
 3,000,000    Hydro-Quebec,
                8.00%, 2/1/13...........       3,160,257
 3,500,000    Japan Finance Corp. Municipal
                Enterprises, Guaranteed Bond,
                6.85%, 4/15/06..........       3,504,071
 2,000,000    Manitoba Province (Canada),
                8.00%, 4/15/02..........       2,109,140
   800,000    Petro Canada Ltd.,
                8.60%, 1/15/10..........         907,463
 5,300,000    Philips Electers N V,
                Debenture,
                7.13%, 5/15/25..........       5,282,685
             Svenska Handelsbanken,
 2,000,000     8.13%, 8/15/07............      2,123,682
 1,000,000      8.35%, 7/15/04............     1,075,661
   700,000   Westpac Banking,
                Subordinated Debenture,
                9.13%, 8/15/01..........         758,563
             TOTAL YANKEE OBLIGATIONS
                (COST $22,612,971)......      23,321,049

   PRINCIPAL
    AMOUNT                                          VALUE
REPURCHASE AGREEMENT-- 12.8%
$20,495,557   Donaldson, Lufkin &
                Jenrette Securities
                Corp, 5.90% dated
                6/30/97, due 7/1/97,
                maturity value
                $20,498,916
                (collateralized by
                $20,553,000 U.S.
                Treasury Notes, 5.00%,
                due 1/31/98; value,
                including accrued
                interest $20,905,756)
                (cost $20,495,557)......          $ 20,495,557
              TOTAL INVESTMENTS--
                (COST $156,335,609).....   98.9%   158,618,369
              OTHER ASSETS AND
                LIABILITIES-- NET.......     1.1     1,807,246
              NET ASSETS--..............  100.0%  $160,425,615

(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE           (logo and picture
                           INTERMEDIATE TERM BOND FUND        of stars)

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1997

PRINCIPAL
  AMOUNT                                              VALUE

ASSET-BACKED SECURITIES-- 6.1%
$1,000,000   Southern Pacific Secured Assets
               Corporation, Series 1996-3 Class
               A4,
               7.60%, 10/25/27.................... $ 1,001,875
   750,000   U.S. Home Equity Loan Asset Backed,
               Series 1991-2 Class B,
               9.13%, 4/15/21.....................     752,812
             TOTAL ASSET-BACKED SECURITIES
               (COST $1,748,125)..................   1,754,687

CORPORATE BONDS-- 31.2%
             DIVERSIFIED-- 1.7%
   500,000   Belo (A. H.) Corporation,
               Senior Note,
               7.13%, 6/1/07......................     495,723
             FINANCE & BANKING-- 15.3%
 1,000,000   Amsouth Bancorporation,
               Sub Debentures Puttable 2005,
               6.75%, 11/1/25.....................     977,750
 1,250,000   Chase Manhattan Corporation,
               Subordinated Notes,
               9.38%, 7/1/01......................   1,358,712
 1,000,000   CIT Group Holdings Incorporated,
               Medium Term Note, Tranche Trust
               00001,
               9.25%, 3/15/01.....................   1,083,480
   500,000   General Mtrs Acceptance Corporation,
               Note,
               7.13%, 5/1/01......................     506,015
   500,000   Prudential Insurance, Note (b),
               7.13%, 7/1/07......................     499,000
                                                     4,424,957
             INDUSTRIALS-- 12.5%
   700,000   Ford Motor Co., Debenture,
               9.00%, 9/15/01.....................     756,252
   800,000   Occidental Petroleum Corporation,
               Medium Term Note, Tranche Trust
               00134,
               8.50%, 11/9/01.....................     847,336
 1,000,000   Philip Morris Cos Inc., Senior Note,
               7.20%, 2/1/07......................     986,760
 1,000,000   Transocean Offshore Inc, Note,
               7.45%, 4/15/27.....................   1,028,740
                                                     3,619,088
             TRANSPORTATION-- 1.7%
   500,000   Norfolk Southern Corporation, Note,
               7.05%, 5/1/37......................     507,470
             TOTAL CORPORATE BONDS
               (COST $9,126,551)..................   9,047,238
     PRINCIPAL
       AMOUNT                                        VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS-- 27.5%
$  500,000   Chase Commercial Mortgage Security
               Corporation (a),
               7.37%, 6/19/29..................... $   508,281
   478,831   Chase Mortgage Finance Corporation
               (a)(b),
               7.87%, 11/25/25....................     468,207
   443,548   Criimi Mae Financial Corporation (a),
               7.00%, 1/1/33......................     433,984
 1,000,000   Federal National Mortgage Association
               Guaranteed (a)(d),
               3.26%, 8/25/23.....................     758,125
   653,517   GE Capital Mortgage Services
               Incorporated (a),
               6.50%, 3/25/24.....................     626,355
   500,000   Merrill Lynch Trust (a),
               8.45%, 11/1/18.....................     525,000
   700,000   Morgan Stanley Capital I
               Incorporated,
               1997 C1 Class B (a),
               7.69%, 1/15/07.....................     724,719
   953,300   Paine Webber Mortgage Acceptance
               Corporation (a),
               7.50%, 5/25/23.....................     951,214
 1,250,000   Resolution Trust Corp. (a),
               7.50%, 10/25/28....................   1,256,055
   698,466   Ryland Acceptance Corporation Four
               (a),
               7.95%, 1/1/19......................     709,159
   996,752   Independent National Mortgage Corp. (a)(b),
             7.84%, 12/26/26......................   1,000,413
             TOTAL COLLATERALIZED MORTGAGE
               OBLIGATIONS
               (COST $7,870,825)..................   7,961,512
U.S. AGENCY OBLIGATIONS-- 2.6% (COST $749,062)
   750,000   Federal Home Loan Mortgage Corp,
               Global Note,
               6.70%, 1/5/07......................     745,080
U.S. TREASURY OBLIGATIONS-- 6.2% (COST $1,796,303)
 1,810,000   U.S. Treasury Notes,
               6.50%, 10/15/06....................   1,802,362
FOREIGN BONDS-- (US DOLLAR DENOMINATED)-- 15.4%
   500,000   Export Import Bank Korea, Note,
               7.10%, 3/15/07.....................     504,570
 1,250,000   Fomento Economico Mexico,
               Euro-Dollars,
               9.50%, 7/22/97.....................   1,250,000
   500,000   Korea Electric Power Corp, Debenture,
               7.00%, 2/1/27......................     490,205

                                  (CONTINUED)

                                     KEYSTONE
                           INTERMEDIATE TERM BOND FUND
(logo and picture
    of stars)         SCHEDULE OF INVESTMENTS (CONTINUED)
                                 June 30, 1997

PRINCIPAL
  AMOUNT                                              VALUE

FOREIGN BONDS-- (US DOLLAR DENOMINATED)--
      CONTINUED
$1,000,000   Southern Peru Limited,
               Secured Export Note (b),
               7.90%, 5/30/07.............$1,019,400
 1,200,000   Telebras,
               10.38%, 9/9/97............. 1,210,500
             TOTAL FOREIGN BONDS--
               (US DOLLAR DENOMINATED)
               (COST $4,453,359).......... 4,474,675

FOREIGN BONDS-- (NON-US DOLLAR DENOMINATED)-- 8.8%
 1,150,000   Canada Government,
       CAD     Canadian Series A79,
               8.75%, 12/1/05............. 967,917
 3,698,000   Denmark Kingdom,
       DKK     7.00%, 11/15/07..............585,061

 PRINCIPAL
   AMOUNT                                              VALUE

FOREIGN BONDS-- (NON-US DOLLAR DENOMINATED)--
      CONTINUED
 1,575,000   Germany Federal Republic,
       DEM   6.88%, 5/12/05...............  986,125
    18,000   Nykredit,
       DKK   6.00%, 10/1/26...............    2,463
             TOTAL FOREIGN BONDS--
               (NON-US DOLLAR DENOMINATED)
               (COST $2,689,307)..........  2,541,566




REPURCHASE AGREEMENT-- 0.8%
$  243,000   Keystone Joint Repurchase
               Agreement, (Investments in
               repurchase agreements, in a
               joint trading account,
               6.04% dated 6/30/97, due
               7/1/97, maturity value
               $243,043(c))
               (cost $243,000)............              243,000
             TOTAL INVESTMENTS--
               (COST $28,676,532).........   98.6%   28,570,120


             OTHER ASSETS AND
               LIABILITIES-- NET..........     1.4     397,464
             NET ASSETS--.................  100.0% $28,967,584

(a) The estimated maturity of a Collateralized Mortgage Obligation ("CMO") is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date.

(b) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at June 30, 1997.
(d) Inverse floater, resets monthly.

LEGEND OF PORTFOLIO ABBREVIATIONS
CAD-- Canadian Dollar
DKK-- Danish Kroner
DEM-- German Deutschemark

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                        NET UNREALIZED
EXCHANGE                                            U.S. $ VALUE AT     IN EXCHANGE     APPRECIATION/
  DATE                                               JUNE 30, 1997      FOR U.S. $      (DEPRECIATION)
Forward Foreign Currency Exchange Contracts to
Buy:
             Contracts to Receive
8/12/97          1,150,000       Deutsche Marks        $ 661,452           679,790         $(18,338)
Forward Foreign Currency Exchange Contracts to
Sell:
             Contracts to Deliver
8/27/97          1,324,225     Canadian Dollars          962,359           970,947            8,588
8/12/97          2,860,000     Deutsche Marks          1,645,000         1,675,255           30,255
8/20/97          4,041,900     Danish Krone              610,524           627,098           16,574
                                                                                           $ 55,417

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN                  (logo and picture
                   INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND    of George
                                                                   Washington)
                            SCHEDULE OF INVESTMENTS
                                 June 30, 1997

PRINCIPAL
  AMOUNT                                              VALUE

MORTGAGE-BACKED SECURITIES-- 19.4%
$5,000,000   Federal Home Loan Mortgage Corp.,
               5.60%, 2/15/13..................... $ 4,975,120
 4,250,909   Federal Home Loan Mortgage Corp.
               Gold,
               9.00%, 1/1/17......................   4,552,550
 3,688,718   Federal National Mortgage Assn.,
               7.00%, 3/1/24......................   3,639,285
 1,000,000   U.S. Department of Veteran Affairs,
               7.00%, 5/15/12.....................   1,002,350
             TOTAL MORTGAGE-BACKED SECURITIES
               (COST $14,039,691).................  14,169,305

U.S. AGENCY OBLIGATIONS-- 10.4%
 1,300,000   Federal Home Loan Bank,
               8.60%, 1/25/00.....................   1,370,776
             Federal National Mortgage Assn.,
 2,000,000   7.50%, 2/11/02.......................   2,077,826
 2,000,000   7.875%, 2/24/05......................   2,137,652
 2,000,000   Tennessee Valley Authority,
               6.375%, 6/15/05....................   1,960,340
             TOTAL U.S. AGENCY OBLIGATIONS
               (COST $7,352,820)..................   7,546,594
U.S. TREASURY OBLIGATIONS-- 77.9%
             U.S. Treasury Notes:
 4,500,000   5.50%, 2/28/99.......................   4,463,437
 6,800,000   5.88%, 1/31/99.......................   6,787,250
   500,000   6.00%, 11/30/97......................     500,937
 3,400,000   6.00%, 9/30/98.......................   3,404,250
 3,500,000   6.13%, 12/31/01......................   3,467,188
 4,000,000   6.25%, 7/31/98.......................   4,018,748
 4,000,000   6.38%, 7/15/99.......................   4,023,748
  PRINCIPAL
   AMOUNT                                              VALUE

U.S. TREASURY OBLIGATIONS-- CONTINUED
             U.S. Treasury Notes-- continued
$3,000,000   6.50%, 4/30/99....................... $ 3,023,436
 3,000,000   6.63%, 6/30/01.......................   3,030,936
 1,000,000   6.75%, 4/30/00.......................   1,013,437
 4,300,000   7.00%, 7/15/06.......................   4,424,967
 4,000,000   7.50%, 10/31/99......................   4,115,000
 2,000,000   7.50%, 11/15/01......................   2,085,000
 2,000,000   7.50%, 5/15/02.......................   2,093,124
 3,250,000   7.50%, 2/15/05.......................   3,439,920
 1,700,000   7.88%, 4/15/98.......................   1,728,155
 3,500,000   7.88%, 11/15/04......................   3,776,717
 1,300,000   8.50%, 11/15/00......................   1,386,531
             TOTAL U. S. TREASURY OBLIGATIONS
               (COST $56,635,374).................  56,782,781
REPURCHASE AGREEMENT-- 1.4%
 1,039,957   Donaldson, Lufkin & Jenrette
               Securities Corp., 5.90% dated
               6/30/97, due 7/1/97, maturity value
               $1,040,127 (collateralized by
               $347,000 U.S. Treasury Bonds,
               11.25%, due 2/15/15; $540,000 U.S.
               Treasury Bills, due 7/3/97; value,
               including accrued interest
               $1,061,419)
               (cost $1,039,957)..................   1,039,957

             TOTAL INVESTMENTS--
               (COST $79,067,842).........  109.1%  79,538,637
             OTHER ASSETS AND
               LIABILITIES-- NET..........   (9.1) (6,625,429)
             NET ASSETS--.................  100.0% $72,913,208

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(logo and picture of                EVERGREEN
     a flag)               SHORT-INTERMEDIATE BOND FUND

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1997

 PRINCIPAL
  AMOUNT                                             VALUE

ASSET-BACKED SECURITIES-- 12.2%
$ 4,334,324   Advanta Home Equity Loan Trust,
                7.20%, 11/25/08.................. $  4,379,662
    541,975   Bank of West Trust,
                9.50%, 2/15/05...................      547,075
  1,750,000   Case Equipment Loan Trust,
                6.45%, 9/15/02...................    1,719,865
  2,000,000   EQCC Home Equity Loan Trust,
                5.82%, 9/15/09...................    1,983,940
  3,309,037   FCC Grantor Trust,
                9.00%, 7/15/97...................    3,306,489
  2,020,649   First Bank Auto Receivable,
                8.30%, 1/15/00...................    2,051,646
  3,082,064   First Security Auto Grantor Trust,
                6.25%, 1/15/01...................    3,099,016
    483,220   Fleet Financial Home Equity Trust,
                6.70%, 1/16/06-- 10/15/06........      485,893
  6,439,643   Fleetwood Credit Grantor Trust,
                4.95%, 8/15/08...................    6,334,483
  7,500,000   Household Affinity Credit Card
                Master Trust,
                7.20%, 12/15/99..................    7,567,650
  1,259,186   SCFC Recreational Vehicle Loan
                Trust,
                7.25%, 9/15/06...................    1,267,887
              Western Financial Grantor Trust:
  4,828,859   5.88%, 3/1/02......................    4,819,684
  2,179,177   6.20%, 2/1/02......................    2,188,155
  9,000,000   Xerox Rental Equipment Trust (a),
                6.20%, 12/26/05..................    8,956,406
              TOTAL ASSET-BACKED SECURITIES
                (COST $48,706,732)...............   48,707,851




CORPORATE BONDS-- 24.8%
              BANKS-- 7.5%
  3,400,000   Abbey National Plc,
                6.69%, 10/17/05..................    3,330,909
  3,350,000   Amsouth Bancorporation,
                6.75%, 11/1/25...................    3,287,057
  3,000,000   Cenfed Financial Corp. (a),
                11.17%, 12/15/01.................    3,202,500
  2,000,000   Chase Manhattan Corporation,
                8.00%, 5/15/04...................    2,046,792
              First Chicago Corp.:
  4,000,000   9.00%, 6/15/99.....................    4,187,408
  2,000,000   9.20%, 12/17/01....................    2,180,510
  5,000,000   First Security Corp.,
                6.40%, 2/10/03...................    4,854,390
  PRINCIPAL
   AMOUNT                                             VALUE

CORPORATE BONDS-- CONTINUED
              BANKS-- CONTINUED
$ 6,000,000   National Bank of Canada,
                8.13%, 8/15/04................... $  6,316,668
    500,000   Security Pacific Corp.,
                10.45%, 5/8/01...................      559,918
                                                    29,966,152
              ENERGY-- 0.5%
  2,000,000   Ras Laffan Liquefied Natural Gas
                (a),
                7.63%, 9/15/06...................    2,033,704
              FINANCE & INSURANCE-- 13.4%
  2,000,000   American Express Credit Corp.,
                6.25%, 8/10/05...................    1,981,028
  3,000,000   Associated P&C Holdings, Inc. (a),
                6.75%, 7/15/03...................    2,893,680
  3,000,000   Bear Stearns Co., Inc.,
                7.63%, 4/15/00...................    3,075,390
  1,000,000   Horace Mann Educators Corp.,
                6.63%, 1/15/06...................      963,587
              Lehman Brothers Holdings, Inc.:
  5,000,000   6.63%, 11/15/00....................    4,979,145
  2,500,000   6.84%, 10/7/99.....................    2,510,392
  5,000,000   8.88%, 3/1/02......................    5,357,505
              Metropolitan Life Insurance Co.
                (a):
  5,000,000   6.30%, 11/1/03.....................    4,800,750
  5,000,000   7.00%, 11/1/05.....................    4,934,405
  5,000,000   Money Store, Inc.,
                7.88%, 9/15/00...................    5,090,000
  6,000,000   Progressive Corp., Ohio,
                6.60%, 1/15/04...................    5,870,634
  7,000,000   Salomon Incorporated,
                7.20%, 2/1/04....................    6,978,097
  4,000,000   Traveler's Group, Inc.,
                6.88%, 6/1/25....................    3,991,232
                                                    53,425,845
              INDUSTRIAL SPECIALTY PRODUCTS &
                SERVICES-- 2.7%
  5,000,000   Boral Limited Australia Co.,
                7.90%, 11/19/99..................    5,151,045
  5,000,000   GTE Corp.,
                10.25%, 11/1/20..................    5,720,350
                                                    10,871,395
              TRANSPORTATION-- 0.7%
  2,500,000   Continental Airlines, Inc. (a),
                7.46%, 4/1/13....................    2,523,495
              TOTAL CORPORATE BONDS
                (COST $98,853,357)...............   98,820,591

                                  (CONTINUED)

                                    EVERGREEN           (logo and picture of
                           SHORT-INTERMEDIATE BOND FUND        flag)

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 June 30, 1997

 PRINCIPAL
  AMOUNT                                             VALUE

MORTGAGE-BACKED SECURITIES-- 39.5%
              AFC Home Equity Loan Trust:
$   275,254   6.60%, 10/26/26.................... $    274,973
    153,907   8.05%, 4/27/26.....................      155,624
  3,150,000   Chase Commercial Mortgage Security Corp.,
              6.90%, 11/19/28....................    3,075,455
  3,139,786   CMC Securities Corp.,
                10.00%, 7/25/23..................    3,322,688
  2,500,000   DLJ Mortgage Acceptance Corp.,
                7.95%, 5/25/23...................    2,587,109
              Federal Home Loan Mortgage Corp.:
  1,126,515   6.75%, 2/15/04.....................    1,129,703
  4,000,000   6.80%, 10/15/05....................    4,023,880
  2,000,000   6.97%, 6/16/05.....................    1,995,910
  2,945,000   7.30%, 7/30/01.....................    2,946,832
  9,833,952   7.40%, 10/15/05....................    9,938,340
  2,200,000   7.99%, 3/23/05.....................    2,217,195
    391,210   10.50%, 9/1/15.....................      430,820
              Federal Housing Administration-
                Puttable Project Loans:
              GMAC 56,
  4,017,498   7.43%, 11/1/22.....................    4,057,299
              Merrill Lynch 199,
  4,672,669   8.43%, 12/31/99....................    4,859,356
              Reilly 18,
  2,939,118   6.88%, 4/1/15......................    2,924,422
              Reilly 55,
  1,571,878   7.43%, 3/1/24......................    1,589,591
              Reilly 64,
 10,310,265   7.43%, 1/1/24......................   10,421,616
              USGI,
  5,331,922   7.43%, 7/1/22......................    5,394,380
              Federal National Mortgage Assn.:
  1,500,000   5.30%, 8/25/98.....................    1,490,037
    500,000   6.00%, 12/15/00....................      491,826
  2,766,670   6.23%, 12/25/25....................    2,772,987
 12,000,000   6.60%, 2/14/02.....................   11,981,244
  7,500,000   6.64%, 6/19/00.....................    7,502,768
  5,000,000   7.11%, 8/7/01......................    4,995,665
  2,500,000   7.65%, 5/4/05......................    2,515,170
  2,100,000   8.00%, 11/25/06....................    2,176,257
  9,000,000   8.10%, 4/25/25.....................    9,343,260
  9,518,330   11.00%, 1/1/99.....................   10,749,764
     38,645   14.00%, 6/1/11.....................       44,743
  5,000,000   Federal National Mortgage Assn.,
                Medium Term Note,
                6.02%, 4/14/00...................    4,997,500
  1,521,066   GCC Second Mortgage Trust,
                10.00%, 7/15/05..................    1,551,275

    PRINCIPAL
     AMOUNT                                             VALUE

MORTGAGE-BACKED SECURITIES-- CONTINUED
$ 5,547,633   Government National
                Mortgage Assn.,
                7.50%, 11/20/08..........$5,621,389
  4,000,000   Kidder Peabody Acceptance
                Corp.,
                6.65%, 2/1/06............ 3,987,612
              Potomac Gurnee Finance
                Corp. (a):
  2,483,287     6.89%, 12/21/26..........  2,455,573
  2,500,000     7.00%, 12/21/26..........  2,474,625
              Prudential Home Mortgage
                Securities:
  5,419,711   6.30%, 5/25/99.............  5,417,705
  4,788,537   6.50%, 10/25/08............  4,649,286
  4,302,927   Prudential Securities
                Secured Financing Corp.,
                8.12%, 2/17/25...........  4,427,548
  6,305,826   Saxon Mortgage Securities
                Corp.,
                7.38%, 9/25/23...........  6,348,265
              TOTAL MORTGAGE-BACKED
                SECURITIES
                (COST $156,702,480)       157,339,692

U.S. GOVERNMENT AGENCY OBLIGATIONS-- 3.7%
  (cost $15,000,000)
 15,000,000   Federal Farm Credit Bank
                Consolidated Disc. Note,
                6.82%, 6/15/01........... 14,919,195

U.S. TREASURY NOTES-- 19.3%
            U.S. Treasury Notes:
 35,000,000   5.13%, 2/28/98.............34,868,785
  9,980,000   7.00%, 7/15/06.............10,270,039
  2,000,000   7.13%, 9/30/99.............2,041,874
 11,000,000   7.75%, 11/30/99............11,385,000
 17,400,000   8.88%, 2/15/99.............18,161,250
              TOTAL U. S. TREASURY NOTES
                (COST $79,099,261).......76,726,948






REPURCHASE AGREEMENT-- 0.0%
    143,985   Donaldson, Lufkin &
                Jenrette Securities
                Corp., 5.90% dated
                6/30/97, due 7/1/97,
                maturity value $144,009
                (Collateralized by
                $98,000 U.S. Treasury
                Bonds, 11.25%, due
                02/15/15; value,
                including accrued
                interest $147,318)
                (cost $143,985)..........            143,985
              TOTAL INVESTMENTS--
                (COST $398,505,815)......   99.5% 396,658,262
              OTHER ASSETS AND
                LIABILITIES-- NET........     0.5    2,017,390
              NET ASSETS--...............  100.0% $398,675,652

(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
(logo)

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 June 30, 1997

                                                          (picture of     (picture of     (picture of    (picture of
                                                            capital)         star)          stars)          George
                                                                                                          Washington)
                                                           CAPITAL        EVERGREEN        KEYSTONE      INTERMEDIATE
                                                         PRESERVATION    INTERMEDIATE    INTERMEDIATE     GOVERNMENT
                                                             FUND            FUND            FUND            FUND
ASSETS
  Investments at market value (identified
    cost-- $51,556,239, $156,335,609, $28,676,532,
    $79,067,842 and $398,505,815, respectively)........  $52,098,247     $158,618,369    $28,570,120     $79,538,637
  Cash.................................................       16,515              283          1,758              20
  Interest receivable..................................      476,566        2,037,735        500,852       1,240,062
  Receivable for investments sold......................      135,662                0      1,388,640               0
  Principal paydown receivable.........................      134,735                0              0               0
  Receivable for Fund shares sold......................      135,285           11,761          1,596           2,720
  Unrealized appreciation on forward foreign currency
    contracts..........................................            0                0         55,417               0
  Due from investment adviser..........................       11,877                0         16,749               0
  Prepaid expenses and other assets....................       25,636           14,435         20,302          15,257
      Total assets.....................................   53,034,523      160,682,583     30,555,434      80,796,696
LIABILITIES
  Payable for investments purchased....................            0                0      1,357,677               0
  Payable for Fund shares redeemed.....................       80,751           75,274         99,777       7,807,242
  Dividends payable....................................       96,575                0         69,273               0
  Distribution fee payable.............................        6,513              891          7,736             759
  Due to related parties...............................        1,060          136,213            762          45,121
  Unrealized depreciation on forward foreign currency
    contracts..........................................            0                0         18,338               0
  Accrued expenses and other liabilities...............       29,937           44,590         34,287          30,366
      Total liabilities................................      214,836          256,968      1,587,850       7,883,488
NET ASSETS.............................................  $52,819,687     $160,425,615    $28,967,584     $72,913,208
NET ASSETS REPRESENTED BY
  Paid-in capital......................................  $59,369,842     $162,631,066    $32,844,616     $74,620,343
  Undistributed net investment income (accumulated
    distributions in excess of net investment
    income)............................................      (95,813)          (5,106)       242,787          (5,097)
  Accumulated net realized loss on investments and
    foreign currency related transactions..............   (6,996,350)      (4,483,105)    (4,050,016)     (2,172,833)
  Net unrealized appreciation (depreciation) on
    investments and foreign currency related
    transactions.......................................      542,008        2,282,760        (69,803)        470,795
      Total net assets.................................  $52,819,687     $160,425,615    $28,967,584     $72,913,208
NET ASSETS CONSIST OF
  Class A..............................................  $15,751,098     $  3,037,664    $10,340,563     $   571,508
  Class B..............................................   32,963,820        1,012,650     11,368,453         741,650
  Class C..............................................    4,104,769           28,812      7,258,568          12,097
  Class Y..............................................           --      156,346,489             --      71,587,953
                                                         $52,819,687     $160,425,615    $28,967,584     $72,913,208
SHARES OUTSTANDING
  Class A..............................................    1,607,197          298,775      1,157,517          57,029
  Class B..............................................    3,360,676           99,621      1,270,826          74,011
  Class C..............................................      418,845            2,834        811,659           1,207
  Class Y..............................................           --       15,380,764             --       7,142,890
NET ASSET VALUE PER SHARE
  Class A..............................................  $      9.80     $      10.17    $      8.93     $     10.02
  Class A-- Offering price (based on sales charge of
    3.25%).............................................  $     10.13     $      10.51    $      9.23     $     10.36
  Class B..............................................  $      9.81     $      10.17    $      8.95     $     10.02
  Class C..............................................  $      9.80     $      10.17    $      8.94     $     10.02
  Class Y..............................................           --     $      10.17             --     $     10.02

                                                          (picture of
                                                             flag)

                                                            SHORT-
                                                         INTERMEDIATE
                                                             FUND
ASSETS
  Investments at market value (identified
    cost-- $51,556,239, $156,335,609, $28,676,532,
    $79,067,842 and $398,505,815, respectively)........  $396,658,262
  Cash.................................................           997
  Interest receivable..................................     5,731,695
  Receivable for investments sold......................             0
  Principal paydown receivable.........................             0
  Receivable for Fund shares sold......................       271,580
  Unrealized appreciation on forward foreign currency
    contracts..........................................             0
  Due from investment adviser..........................             0
  Prepaid expenses and other assets....................        56,168
      Total assets.....................................   402,718,702
LIABILITIES
  Payable for investments purchased....................             0
  Payable for Fund shares redeemed.....................     3,803,972
  Dividends payable....................................             0
  Distribution fee payable.............................        16,078
  Due to related parties...............................       186,244
  Unrealized depreciation on forward foreign currency
    contracts..........................................             0
  Accrued expenses and other liabilities...............        36,756
      Total liabilities................................     4,043,050
NET ASSETS.............................................  $398,675,652
NET ASSETS REPRESENTED BY
  Paid-in capital......................................  $416,539,149
  Undistributed net investment income (accumulated
    distributions in excess of net investment
    income)............................................       (16,203)
  Accumulated net realized loss on investments and
    foreign currency related transactions..............   (15,999,741)
  Net unrealized appreciation (depreciation) on
    investments and foreign currency related
    transactions.......................................    (1,847,553)
      Total net assets.................................  $398,675,652
NET ASSETS CONSIST OF
  Class A..............................................  $ 17,703,034
  Class B..............................................    22,237,190
  Class C..............................................     1,029,416
  Class Y..............................................   357,706,012
                                                         $398,675,652
SHARES OUTSTANDING
  Class A..............................................     1,800,182
  Class B..............................................     2,257,458
  Class C..............................................       104,492
  Class Y..............................................    36,392,215
NET ASSET VALUE PER SHARE
  Class A..............................................  $       9.83
  Class A-- Offering price (based on sales charge of
    3.25%).............................................  $      10.16
  Class B..............................................  $       9.85
  Class C..............................................  $       9.85
  Class Y..............................................  $       9.83

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
                                                                 (logo)

                            STATEMENTS OF OPERATIONS
                           Period Ended June 30, 1997

                                                            (picture of     (picture of     (picture of    (picture of
                                                              capital)         star)          stars)          George
                                                                                                           Washington)
                                                            CAPITAL        EVERGREEN        KEYSTONE      INTERMEDIATE
                                                          PRESERVATION    INTERMEDIATE    INTERMEDIATE     GOVERNMENT
                                                             FUND*          FUND***          FUND**         FUND***
INVESTMENT INCOME
  Interest (net of foreign withholding taxes of $0,
    $3,364, $0, $0, $0, respectively)...................   $3,173,485     $11,145,047      $2,343,240      $5,768,839

EXPENSES
  Management fee........................................      284,977         987,044         202,102         546,941
  Distribution Plan expenses............................      346,141          14,407         228,750           8,731
  Transfer agent fees...................................       83,571          66,508          83,025          35,360
  Custodian fees........................................       51,296          82,597          39,350          51,941
  Administrative services fees..........................       34,481          69,536          11,267          38,083
  Professional fees.....................................       23,622          17,269          26,033          16,910
  Registration and filing fees..........................       42,963          53,298          25,890          90,281
  Trustees' fees and expenses...........................            0           4,106               0           4,047
  Organization expenses.................................            0             986               0           1,035
  Other.................................................       25,905          44,367          32,197          26,280
  Fee waivers and/or expense reimbursement by
    affiliates..........................................     (245,255)         (5,480)       (145,636)        (73,557)
    Total expenses......................................      647,701       1,334,638         502,978         746,052
  Less: Indirectly paid expenses........................      (11,507)           (640)         (6,039)           (641)
    Net expenses........................................      636,194       1,333,998         496,939         745,411
  NET INVESTMENT INCOME.................................    2,537,291       9,811,049       1,846,301       5,023,428
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY RELATED TRANSACTIONS
  Net realized gain (loss) on:
    Investments.........................................     (101,173)     (1,614,828)       (207,489)        (16,049)
    Foreign currency related transactions...............            0               0         311,507               0
  Net realized gain on investments and foreign currency
    related transactions................................     (101,173)     (1,614,828)        104,018         (16,049)
  Net change in unrealized appreciation on:
    Investments.........................................      279,120       2,782,704         589,966         219,766
    Foreign currency related transactions...............            0               0          79,789               0
  Net change in unrealized appreciation on investments
    and foreign currency related transactions...........      279,120       2,782,704         669,755         219,766
  Net realized and unrealized gain on investments and
    foreign currency related transactions...............      177,947       1,167,876         773,773         203,717
  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS..........................................   $2,715,238     $10,978,925      $2,620,074      $5,227,145


                                                           (picture of
                                                              flag)
                                                             SHORT-
                                                          INTERMEDIATE
                                                            FUND***
INVESTMENT INCOME
  Interest (net of foreign withholding taxes of $0,
    $3,364, $0, $0, $0, respectively)...................  $28,349,460
EXPENSES
  Management fee........................................    1,998,063
  Distribution Plan expenses............................      251,695
  Transfer agent fees...................................       96,271
  Custodian fees........................................       78,107
  Administrative services fees..........................      167,636
  Professional fees.....................................       19,246
  Registration and filing fees..........................       57,771
  Trustees' fees and expenses...........................        9,310
  Organization expenses.................................            0
  Other.................................................       47,316
  Fee waivers and/or expense reimbursement by
    affiliates..........................................            0
    Total expenses......................................    2,725,415
  Less: Indirectly paid expenses........................       (2,308)
    Net expenses........................................    2,723,107
  NET INVESTMENT INCOME.................................   25,626,353
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY RELATED TRANSACTIONS
  Net realized gain (loss) on:
    Investments.........................................   (2,101,788)
    Foreign currency related transactions...............            0
  Net realized gain on investments and foreign currency
    related transactions................................   (2,101,788)
  Net change in unrealized appreciation on:
    Investments.........................................    2,666,233
    Foreign currency related transactions...............            0
  Net change in unrealized appreciation on investments
    and foreign currency related transactions...........    2,666,233
  Net realized and unrealized gain on investments and
    foreign currency related transactions...............      564,445
  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS..........................................  $26,190,798

  * Nine months ended June 30, 1997. During the period, the Fund changed its fiscal year end from September 30 to June 30.
 ** Eleven months ended June 30, 1997. During the period, the Fund changed its fiscal year end from July 31 to June 30.
*** Year ended June 30, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
  (logo)

                            STATEMENTS OF OPERATIONS
                                 Prior Periods

                                                                                                (picture of          (picture of
                                                                                                  capital)              stars)
                                                                                                  CAPITAL              KEYSTONE
                                                                                                PRESERVATION         INTERMEDIATE
                                                                                                   FUND*                FUND**
INVESTMENT INCOME
  Interest...................................................................................    $5,536,633           $3,205,120
EXPENSES
  Management fee.............................................................................       493,147              273,644
  Distribution Plan expenses.................................................................       610,933              312,408
  Transfer agent fees........................................................................       139,248              106,796
  Custodian fees.............................................................................        57,386               46,630
  Administrative services fees...............................................................        24,176               23,963
  Professional fees..........................................................................        37,958               29,575
  Registration and filing fees...............................................................        45,925               41,731
  Organization expenses......................................................................         3,896                    0
  Other......................................................................................        34,903               27,827
  Fee waivers and/or expense reimbursement by affiliates.....................................      (341,016)            (191,096)
    Total expenses...........................................................................     1,106,556              671,478
  Less: Indirectly paid expenses.............................................................       (12,182)              (6,981)
    Net expenses.............................................................................     1,094,374              664,497
  NET INVESTMENT INCOME......................................................................     4,442,259            2,540,623
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
  Net realized gain (loss) on:
    Investments..............................................................................      (549,777)             (35,859)
    Foreign currency related transactions....................................................             0               62,463
  Net realized gain (loss) on investments and foreign currency related transactions..........      (549,777)              26,604
  Net change in unrealized appreciation (depreciation) on:
    Investments..............................................................................       648,310             (687,165)
    Foreign currency related transactions....................................................             0              (43,181)
  Net change in unrealized appreciation (depreciation) on investments and foreign currency
    related transactions.....................................................................       648,310             (730,346)
  Net realized and unrealized gain (loss) on investments and foreign currency related
    transactions.............................................................................        98,533             (703,742)
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................................    $4,540,792           $1,836,881

 * Year ended September 30, 1996.
** Year ended July 31, 1996.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
                                                      (logo)

                      STATEMENTS OF CHANGES IN NET ASSETS
                           Period Ended June 30, 1997

                                                           (picture of     (picture of     (picture of    (picture of
                                                            capital)         star)          stars)          George
                                                                                                          Washington)
                                                           CAPITAL        EVERGREEN        KEYSTONE      INTERMEDIATE
                                                         PRESERVATION    INTERMEDIATE    INTERMEDIATE     GOVERNMENT
                                                            FUND*          FUND***          FUND**         FUND***
OPERATIONS
  Net investment income................................  $ 2,537,291     $  9,811,049   $ 1,846,301     $ 5,023,428
  Net realized gain (loss) on investments and foreign
    currency related transactions......................     (101,173)     (1,614,828)       104,018        (16,049)
  Net change in unrealized appreciation (depreciation)
    on investments and foreign currency related
    transactions.......................................      279,120       2,782,704        669,755        219,766

    Net increase in net assets resulting from
      operations.......................................    2,715,238      10,978,925      2,620,074      5,227,145
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A............................................     (710,409)       (179,161)      (666,667)       (31,632)
    Class B............................................   (1,412,040)        (36,467)      (719,674)       (29,748)
    Class C............................................     (160,768)         (1,275)      (417,078)        (1,189)
    Class Y............................................            0      (9,653,448)             0     (4,959,781)
  In excess of net investment income:
    Class A............................................      (20,595)              0              0            (97)
    Class B............................................      (40,936)              0              0            (91)
    Class C............................................       (4,661)              0              0             (4)
    Class Y............................................            0               0              0        (15,207)
  Tax basis return of capital
    Class A............................................            0          (1,220)             0              0
    Class B............................................            0            (248)             0              0
    Class C............................................            0              (9)             0              0
    Class Y............................................            0         (65,758)             0              0
    Total distributions to shareholders................   (2,349,409)     (9,937,586)    (1,803,419)    (5,037,749)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold............................    8,631,265      50,138,853      3,559,906     35,487,793
  Proceeds from reinvestment of distributions..........    1,854,608       6,780,391      1,095,398      3,993,534
  Payment for shares redeemed..........................  (28,964,306)    (58,718,452)   (14,580,292)   (54,650,906)
    Net increase (decrease) in net assets resulting
      from capital share transactions..................  (18,478,433)     (1,799,208)    (9,924,988)   (15,169,579)
      Total increase (decrease) in net assets..........  (18,112,604)       (757,869)    (9,108,333)   (14,980,183)
NET ASSETS
  Beginning of period..................................   70,932,291     161,183,484     38,075,917     87,893,391
  END OF PERIOD........................................  $52,819,687    $160,425,615    $28,967,584    $72,913,208
Undistributed net investment income (accumulated
  distributions in excess of net investment income)....  $   (95,813)   $     (5,106)   $   242,787    $    (5,097)
                                                          (picture of
                                                             flag)
                                                            SHORT-
                                                         INTERMEDIATE
                                                           FUND***
OPERATIONS
  Net investment income................................  $ 25,626,353
  Net realized gain (loss) on investments and foreign
    currency related transactions......................    (2,101,788)
  Net change in unrealized appreciation (depreciation)
    on investments and foreign currency related
    transactions.......................................     2,666,233
    Net increase in net assets resulting from
      operations.......................................    26,190,798
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A............................................    (1,217,283)
    Class B............................................    (1,225,460)
    Class C............................................       (58,085)
    Class Y............................................   (23,369,583)
  In excess of net investment income:
    Class A............................................             0
    Class B............................................             0
    Class C............................................             0
    Class Y............................................             0
  Tax basis return of capital
    Class A............................................             0
    Class B............................................             0
    Class C............................................             0
    Class Y............................................             0
    Total distributions to shareholders................   (25,870,411)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold............................   122,641,025
  Proceeds from reinvestment of distributions..........    15,137,626
  Payment for shares redeemed..........................  (132,309,835)
    Net increase (decrease) in net assets resulting
      from capital share transactions..................     5,468,816
      Total increase (decrease) in net assets..........     5,789,203
NET ASSETS
  Beginning of period..................................   392,886,449
  END OF PERIOD........................................  $398,675,652
Undistributed net investment income (accumulated
  distributions in excess of net investment income)....  $    (16,203)

  * Nine months ended June 30, 1997. During the period, the Fund changed its fiscal year end from September 30 to June 30.
 ** Eleven months ended June 30, 1997. During the period, the Fund changed its fiscal year end from July 31 to June 30.
*** Year ended June 30, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
(logo)

                      STATEMENTS OF CHANGES IN NET ASSETS
                           Fiscal Periods Ended 1996

                                                          (picture of     (picture of     (picture of    (picture of
                                                           capital)         star)            stars)        George
                                                                                                          Washington)
                                                           CAPITAL        EVERGREEN        KEYSTONE      INTERMEDIATE
                                                         PRESERVATION    INTERMEDIATE    INTERMEDIATE     GOVERNMENT
                                                            FUND*           FUND**         FUND***          FUND**
OPERATIONS
  Net investment income................................  $ 4,442,259    $  5,797,073    $ 2,540,623    $ 4,606,598
  Net realized gain (loss) on investments and foreign
    currency related transactions......................     (549,777)        314,598         26,604         11,468
  Net change in unrealized appreciation (depreciation)
    on investments and foreign currency related
    transactions.......................................      648,310      (3,327,986)      (730,346)    (1,507,190)
    Net increase in net assets resulting from
      operations.......................................    4,540,792       2,783,685      1,836,881      3,110,876
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A............................................   (1,089,444)        (35,386)      (898,299)       (23,774)
    Class B............................................   (2,568,398)         (2,841)    (1,028,103)        (2,363)
    Class C............................................     (147,748)           (169)      (576,335)          (255)
    Class Y............................................            0      (5,670,902)             0     (4,562,840)
  Tax basis return of capital:
    Class A............................................      (52,292)              0              0              0
    Class B............................................     (123,279)              0              0              0
    Class C............................................       (7,092)              0              0              0
    Total distributions to shareholders................   (3,988,253)     (5,709,298)    (2,502,737)    (4,589,232)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold............................   12,691,883      38,531,458     10,120,565     13,828,502
  Proceeds from shares issued in the acquisition of
    Evergreen Managed Bond Fund........................            0      79,773,557              0              0
  Proceeds from reinvestment of distributions..........    2,823,494       4,544,198      1,417,473      4,095,518
  Payment for shares redeemed..........................  (30,181,809)    (54,860,961)   (15,524,524)   (34,626,524)
    Net increase (decrease) in net assets resulting
      from capital share transactions..................  (14,666,432)     67,988,252     (3,986,486)   (16,702,504)
      Total increase (decrease) in net assets..........  (14,113,893)     65,062,639     (4,652,342)   (18,180,860)
NET ASSETS
  Beginning of period..................................   85,046,184      96,120,845     42,728,259    106,074,251
  END OF PERIOD........................................  $70,932,291    $161,183,484    $38,075,917    $87,893,391
Undistributed net investment income (accumulated
  distributions in excess of net investment income)....  $  (305,808)   $     87,592    $   (21,199)   $    17,332

                                                         (picture of
                                                             flag)
                                                            SHORT-
                                                         INTERMEDIATE
                                                           FUND****
OPERATIONS
  Net investment income................................  $ 24,943,586
  Net realized gain (loss) on investments and foreign
    currency related transactions......................    (4,715,061)
  Net change in unrealized appreciation (depreciation)
    on investments and foreign currency related
    transactions.......................................    (2,841,758)
    Net increase in net assets resulting from
      operations.......................................    17,386,767
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A............................................    (1,165,625)
    Class B............................................    (1,059,184)
    Class C............................................       (49,329)
    Class Y............................................   (23,005,091)
  Tax basis return of capital:
    Class A............................................             0
    Class B............................................             0
    Class C............................................             0
    Total distributions to shareholders................   (25,279,229)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold............................   170,338,605
  Proceeds from shares issued in the acquisition of
    Evergreen Managed Bond Fund........................             0
  Proceeds from reinvestment of distributions..........    18,879,027
  Payment for shares redeemed..........................  (172,279,164)
    Net increase (decrease) in net assets resulting
      from capital share transactions..................    16,938,468
      Total increase (decrease) in net assets..........     9,046,006
NET ASSETS
  Beginning of period..................................   383,840,443
  END OF PERIOD........................................  $392,886,449
Undistributed net investment income (accumulated
  distributions in excess of net investment income)....  $     98,373

   * Year ended September 30, 1996.
  ** Ten months ended June 30, 1996. The Fund changed its fiscal year end from
     August 31 to June 30.
 *** Year ended July 31, 1996.
**** Year ended June 30, 1996.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
                                                               (logo)

                      STATEMENTS OF CHANGES IN NET ASSETS
                                 Prior Periods

                                                              picture of         (picture of       (picture of      (picture of
                                                              capital)              star)             stars)           George
                                                                                                                     Washington)
                                                                                   EVERGREEN         KEYSTONE
                                                               CAPITAL           INTERMEDIATE      INTERMEDIATE      INTERMEDIATE
                                                          PRESERVATION FUND          FUND              FUND         GOVERNMENT FUND
                                                              YEAR ENDED          YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                          SEPTEMBER 30, 1995    AUGUST 31, 1995    JULY 31, 1995    AUGUST 31, 1995
OPERATIONS
  Net investment income.................................     $  5,308,068         $ 5,110,145       $ 2,911,914      $   5,851,118
  Net realized gain (loss) on investments and foreign
    currency related transactions.......................       (1,162,200)           (741,577)         (583,642)        (1,236,390)
  Net change in unrealized appreciation (depreciation)
    on investments and futures contracts................        1,169,382           4,454,061           628,176          3,611,699
    Net increase in net assets resulting from
      operations........................................        5,315,250           8,822,629         2,956,448          8,226,427
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A.............................................         (909,585)             (2,134)       (1,002,996)           (10,951)
    Class B.............................................       (3,706,229)                  0        (1,010,554)                 0
    Class C.............................................         (143,406)                  0          (654,159)                 0
    Class Y.............................................                0          (5,105,153)                0         (5,850,108)
  In excess of net investment income:
    Class A.............................................          (26,148)                  0           (61,783)                 0
    Class B.............................................         (106,543)                  0           (62,249)                 0
    Class C.............................................           (4,122)                  0           (40,296)                 0
  Net realized gain on investments:
    Class Y.............................................                0            (401,810)                0                  0
    Total distributions to shareholders.................       (4,896,033)         (5,509,097)       (2,832,037)        (5,861,059)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold.............................       28,808,789          16,277,483         8,978,216         19,842,837
  Proceeds from shares issued in the acquisition of
    Keystone America Capital Preservation and Income
    Fund-- Class A......................................       23,825,980                   0                 0                  0
  Proceeds from reinvestment of distributions...........        3,281,799           4,957,099         1,575,164          5,214,391
  Payment for shares redeemed...........................      (69,924,430)        (20,151,849)      (14,890,499)       (27,796,468)
    Net increase (decrease) in net assets resulting from
      capital share transactions........................      (14,007,862)          1,082,733        (4,337,119)        (2,739,240)
      Total increase (decrease) in net assets...........      (13,588,645)          4,396,265        (4,212,708)          (373,872)
NET ASSETS
  Beginning of period...................................       98,634,829          91,724,580        46,940,967        106,448,123
  END OF PERIOD.........................................     $ 85,046,184         $96,120,845       $42,728,259      $ 106,074,251
Accumulated distributions in excess of net investment
  income................................................     $   (415,117)        $      (183)      $   (94,328)     $         (34)

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
  (logo)

                     COMBINED NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Evergreen Keystone Short and Intermediate Term Bond Funds consist of Keystone Capital Preservation and Income Fund ("Capital Preservation Fund"), Evergreen Intermediate-Term Bond Fund ("Evergreen Intermediate Fund"), Keystone Intermediate Term Bond Fund ("Keystone Intermediate Fund"), Evergreen Intermediate-Term Government Securities Fund ("Intermediate Government Fund") and Evergreen Short-Intermediate Bond Fund ("Short-Intermediate Fund"), (collectively, the "Funds"), all of which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. The Evergreen Intermediate Fund and the Intermediate Government Fund are separate series of The Evergreen Lexicon Fund and Short-Intermediate Fund is a separate series of the Evergreen Investment Trust.

The Funds offer Class A, Class B, Class C and/or Class Y shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. VALUATION OF SECURITIES
U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Capital Preservation and Keystone Intermediate Funds, along with certain other funds managed by Keystone, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. REVERSE REPURCHASE AGREEMENTS
To obtain short-term financing, Capital Preservation and Keystone Intermediate Fund may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. FOREIGN CURRENCY
The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions and foreign currency related transactions and is included in realized gain (loss) on foreign currency related transactions. Foreign currency transactions related to the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received is included in gross investment income. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain
(loss) on investments.

                                EVERGREEN KEYSTONE
                                                                     (logo)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premium.

F. DISTRIBUTIONS
Distributions from net investment income for the Capital Preservation and Keystone Intermediate Funds are declared daily and paid monthly. Distributions from net investment income are declared and paid monthly for the Evergreen Intermediate, Intermediate Government and Short-Intermediate Funds. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for mortgage paydown gains (losses) and foreign securities transactions, if any.

G. CLASS ALLOCATIONS
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

H. ORGANIZATION EXPENSES
For the Evergreen Intermediate and Intermediate Government Funds, organization expenses were amortized to operations over a five-year period on a straight-line basis. During the year ended June 30, 1997, organization costs were fully amortized for the Evergreen Intermediate and Intermediate Government Funds.

I. FEDERAL INCOME TAXES
The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income, net tax-exempt income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

2. CAPITAL SHARE TRANSACTIONS

The Capital Preservation Fund and Keystone Intermediate Fund have unlimited number of shares of beneficial interest with no par value authorized. The Evergreen Intermediate Fund, Intermediate Government Fund and Short-Intermediate Fund each have unlimited number of shares of beneficial interest with a par value of $0.0001 authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and/or Class Y. Transactions in shares of the Funds were as follows:

CAPITAL PRESERVATION FUND

                                                                                                               DECEMBER 30, 1994
                                                                                                               (COMMENCEMENT OF
                                                       NINE MONTHS ENDED              YEAR ENDED             CLASS OPERATIONS) TO
                                                         JUNE 30, 1997            SEPTEMBER 30, 1996          SEPTEMBER 30, 1995
                                                       SHARES         AMOUNT       SHARES         AMOUNT       SHARES        AMOUNT
CLASS A
Shares sold.....................................      534,956   $  5,229,171      808,295   $  7,859,112       72,460  $    699,481
Share issued in acquisition of Keystone America
  Capital Preservation Income Fund..............            0              0            0              0    2,506,041    23,825,980
Shares issued in reinvestment of
  distributions.................................       61,902        604,810       89,475        865,840       71,420       689,075
Shares redeemed.................................   (1,318,046)   (12,878,080)    (563,085)    (5,471,951)    (656,221)   (6,023,682)
Net increase (decrease).........................     (721,188)  $ (7,044,099)     334,685   $  3,253,001    1,993,700  $ 19,190,854

                                EVERGREEN KEYSTONE
 (logo)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

CAPITAL PRESERVATION FUND-- continued
                                                       NINE MONTHS ENDED              YEAR ENDED                  YEAR ENDED
                                                         JUNE 30, 1997            SEPTEMBER 30, 1996          SEPTEMBER 30, 1995
                                                       SHARES         AMOUNT       SHARES         AMOUNT       SHARES        AMOUNT
CLASS B
Shares sold.....................................      182,841   $  1,788,928      282,004   $  2,742,007    2,758,618  $ 26,668,622
Shares issued in reinvestment of
  distributions.................................      114,536      1,119,992      187,040      1,829,883      257,649     2,480,740
Shares redeemed.................................   (1,459,187)   (14,270,487)  (2,455,640)   (23,865,587)  (6,464,191)  (62,204,625)
Net decrease....................................   (1,161,810)  $(11,361,567)  (1,986,596)  $(19,293,697)  (3,447,924) $(33,055,263)
CLASS C
Shares sold.....................................      164,962   $  1,613,166      215,390   $  2,090,764      150,700  $  1,440,686
Shares issued in reinvestment of
  distributions.................................       13,283        129,806       12,718        127,771       11,638       111,984
Shares redeemed.................................     (185,566)    (1,815,739)     (86,982)      (844,271)    (176,498)   (1,696,123)
Net increase (decrease).........................       (7,321)  $    (72,767)     141,126   $  1,374,264      (14,160) $   (143,453)

EVERGREEN INTERMEDIATE FUND

                                                                                                                  MAY 2, 1995
                                                                                                               (COMMENCEMENT OF
                                                          YEAR ENDED               TEN MONTHS ENDED          CLASS OPERATIONS) TO
                                                         JUNE 30, 1997               JUNE 30, 1996              AUGUST 31, 1995
                                                       SHARES         AMOUNT       SHARES         AMOUNT       SHARES        AMOUNT
CLASS A
Shares sold.....................................       52,051   $    529,465      292,734   $  2,962,857       24,799  $    255,892
Shares issued in reinvestment of
  distributions.................................       17,590        178,344        3,368         34,080          209         2,134
Shares redeemed.................................      (62,211)      (632,271)     (20,323)      (206,789)      (9,442)      (96,968)
Net increase....................................        7,430   $     75,538      275,779   $  2,790,148       15,566  $    161,058

                                                                                   JANUARY 30, 1996
                                                                                   (COMMENCEMENT OF
                                                          YEAR ENDED             CLASS OPERATIONS) TO
                                                         JUNE 30, 1997                JUNE 30, 1996
                                                       SHARES         AMOUNT       SHARES         AMOUNT
CLASS B
Shares sold.....................................       62,610   $    633,834       40,844   $    415,640
Shares issued in reinvestment of
  distributions.................................        2,120         21,504          228          2,296
Shares redeemed.................................       (4,937)       (50,000)      (1,244)       (12,553)
Net increase....................................       59,793   $    605,338       39,828   $    405,383

                                                                                    APRIL 29, 1996
                                                                                   (COMMENCEMENT OF
                                                          YEAR ENDED             CLASS OPERATIONS) TO
                                                         JUNE 30, 1997                JUNE 30, 1996
                                                       SHARES         AMOUNT       SHARES         AMOUNT
CLASS C
Shares sold.....................................          490   $      5,000        2,450   $     24,797
Shares issued in reinvestment of
  distributions.................................          126          1,282           16            167
Shares redeemed.................................         (249)        (2,514)           0              0
Net increase....................................          367   $      3,768        2,466   $     24,964

                                EVERGREEN KEYSTONE
                                                        (logo)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

EVERGREEN INTERMEDIATE FUND-- continued

                                                          YEAR ENDED               TEN MONTHS ENDED               YEAR ENDED
                                                         JUNE 30, 1997               JUNE 30, 1996              AUGUST 31, 1995
                                                       SHARES         AMOUNT       SHARES         AMOUNT       SHARES         AMOUNT
CLASS Y
Shares sold.....................................    4,825,919   $ 48,970,554    3,399,442   $ 35,128,164    1,606,066  $ 16,021,590
Shares issued in acquisition of Evergreen
  Managed Bond Fund.............................            0              0    7,674,423     79,773,557            0             0
Shares issued in reinvestment of
  distributions.................................      649,188      6,579,261      438,427      4,507,655      498,736     4,954,965
Shares redeemed.................................   (5,719,188)   (58,033,667)  (5,208,789)   (54,641,619)  (2,018,177)  (20,054,880)
Net increase (decrease).........................     (244,081)  $ (2,483,852)   6,303,503   $ 64,767,757       86,625  $    921,675

KEYSTONE INTERMEDIATE FUND

                                                        ELEVEN MONTHS ENDED             YEAR ENDED                 YEAR ENDED
                                                           JUNE 30, 1997              JULY 31, 1996              JULY 31, 1995
                                                          SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
CLASS A
Shares sold........................................      175,221   $ 1,566,271      258,497   $ 2,283,194      214,382  $ 1,875,188
Shares issued in reinvestment of distributions.....       45,592       404,429       52,934       469,775       61,155      533,202
Shares redeemed....................................     (547,872)   (4,863,536)    (465,961)   (4,141,580)    (449,814)  (3,937,486)
Net decrease.......................................     (327,059)  $(2,892,836)    (154,530)  $(1,388,611)    (174,277) $(1,529,096)
CLASS B
Shares sold........................................      170,620   $ 1,528,256      555,555   $ 4,965,806      566,892  $ 4,978,695
Shares issued in reinvestment of distributions.....       46,270       411,336       63,537       565,232       66,016      576,332
Shares redeemed....................................     (779,593)   (6,943,044)    (808,199)   (7,205,208)    (624,636)  (5,447,096)
Net increase (decrease)............................     (562,703)  $(5,003,452)    (189,107)  $(1,674,170)       8,272  $   107,931
CLASS C
Shares sold........................................       52,022   $   465,379      318,799   $ 2,871,565      243,954  $ 2,124,333
Shares issued in reinvestment of distributions.....       31,491       279,633       42,997       382,466       53,388      465,630
Shares redeemed....................................     (311,128)   (2,773,712)    (468,122)   (4,177,736)    (630,936)  (5,505,917)
Net decrease.......................................     (227,615)  $(2,028,700)    (106,326)  $  (923,705)    (333,594) $(2,915,954)

INTERMEDIATE GOVERNMENT FUND

                                                                                                                  MAY 2, 1995
                                                                                      TEN MONTHS               (COMMENCEMENT OF
                                                          YEAR ENDED                     ENDED               CLASS OPERATIONS) TO
                                                         JUNE 30, 1997               JUNE 30, 1996              AUGUST 31, 1995
                                                       SHARES         AMOUNT       SHARES         AMOUNT       SHARES         AMOUNT
CLASS A
Shares sold.....................................       10,763   $    107,284       64,791   $    663,129          879   $      8,925
Shares issued in reinvestment of
  distributions.................................        2,429         24,330        1,503         15,239            0              0
Shares redeemed.................................       (5,953)       (59,462)     (17,382)      (175,816)           0              0
Net increase....................................        7,239   $     72,152       48,912   $    502,552          879   $      8,925

                                                                                   FEBRUARY 9, 1996
                                                                                   (COMMENCEMENT OF
                                                          YEAR ENDED              CLASS OPERATIONS) TO
                                                         JUNE 30, 1997               JUNE 30, 1996
                                                       SHARES         AMOUNT       SHARES         AMOUNT
CLASS B
Shares sold.....................................       49,960   $    500,124       35,925   $    359,696
Shares issued in reinvestment of
  distributions.................................        1,735         17,379           67            666
Shares redeemed.................................      (13,674)      (136,147)          (2)           (23)
Net increase....................................       38,021   $    381,356       35,990   $    360,339

                                EVERGREEN KEYSTONE
 (logo)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)



INTERMEDIATE GOVERNMENT FUND-- continued
                                                                                    APRIL 10, 1996
                                                                                   (COMMENCEMENT OF
                                                          YEAR ENDED             CLASS OPERATIONS) TO
                                                         JUNE 30, 1997                JUNE 30, 1996
                                                       SHARES         AMOUNT       SHARES         AMOUNT
CLASS C
Shares sold.....................................        2,288   $     22,910        3,551   $     35,538
Shares issued in reinvestment of
  distributions.................................           85            967           26            254
Shares redeemed.................................       (4,419)       (44,414)        (324)        (3,205)
Net increase (decrease).........................       (2,046)  $    (20,537)       3,253   $     32,587

                                                                                      TEN MONTHS
                                                          YEAR ENDED                     ENDED                    YEAR ENDED
                                                         JUNE 30, 1997               JUNE 30, 1996              AUGUST 31, 1995
                                                       SHARES         AMOUNT       SHARES         AMOUNT       SHARES         AMOUNT
CLASS Y
Shares sold.....................................    3,476,575   $ 34,857,475    1,257,974   $ 12,770,139    1,999,05   $ 19,833,912
Shares issued in reinvestment of
  distributions.................................      394,427      3,950,858      402,054      4,079,359      526,254     5,214,391
Shares redeemed.................................   (5,437,776)   (54,410,883)  (3,404,763)   (34,447,480)  (2,799,781)  (27,796,468)
Net increase (decrease).........................   (1,566,774)  $(15,602,550)   1,744,735   $ 17,597,982     (274,476) $ (2,748,165)

SHORT-INTERMEDIATE FUND

                                                                                 YEAR ENDED                   YEAR ENDED
                                                                               JUNE 30, 1997                JUNE 30, 1996
                                                                              SHARES         AMOUNT        SHARES         AMOUNT
CLASS A
Shares sold...........................................................       584,893   $  5,786,371       417,422   $  4,161,754
Shares issued in reinvestment of distributions........................        93,998        924,863        91,045        906,558
Shares redeemed.......................................................      (775,720)    (7,650,833)     (498,266)    (4,979,754)
Net increase (decrease)...............................................       (96,829)  $   (939,599)       10,201   $     88,558
CLASS B
Shares sold...........................................................       520,912   $  5,138,212       844,991   $  8,456,439
Shares issued in reinvestment of distributions........................        87,527        862,791        74,101        739,247
Shares redeemed.......................................................      (486,579)    (4,795,124)     (512,788)    (5,128,366)
Net increase..........................................................       121,860   $  1,205,879       406,304   $  4,067,320
CLASS C
Shares sold...........................................................        35,729   $    354,646        94,089   $    944,432
Shares issued in reinvestment of distributions........................         4,508         44,442         3,083         30,731
Shares redeemed.......................................................       (53,064)      (524,077)      (32,296)      (321,263)
Net increase (decrease)...............................................       (12,827)  $   (124,989)       64,876   $    653,900
CLASS Y
Shares sold...........................................................    11,302,391   $111,361,796    15,667,603   $156,775,980
Shares issued in reinvestment of distributions........................     1,353,407     13,305,530     1,726,865     17,202,491
Shares redeemed.......................................................   (12,121,462)  (119,339,801)  (16,165,702)  (161,849,781)
Net increase..........................................................       534,336   $  5,327,525     1,228,766   $ 12,128,690

                                EVERGREEN KEYSTONE
                                                                 (logo)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended June 30, 1997:

                                               COST OF PURCHASES               PROCEEDS FROM SALES
                                         U.S. GOVERNMENT      OTHER       U.S. GOVERNMENT      OTHER

Capital Preservation Fund*............    $  30,413,800    $          0    $  42,505,286    $         0
Evergreen Intermediate Fund...........      108,340,939      24,077,086      138,666,138      6,840,920
Keystone Intermediate Fund**..........       28,261,905      30,738,558       31,902,091     36,582,139
Intermediate Government Fund..........       59,320,521               0       65,407,081              0
Short-Intermediate Fund...............      103,309,243     113,815,506       71,256,326     99,358,914

         * For the nine months ended June 30, 1997
        ** For the eleven months ended June 30, 1997

The average daily balance of reverse repurchase agreements outstanding for the Capital Preservation Fund and the Keystone Intermediate Fund during the period ended June 30, 1997 was approximately $988,000 and $1,102,000, respectively, at a weighted average interest rate of 5.40% and 5.58%, respectively. The maximum amount outstanding under reverse repurchase agreements during the period ended June 30, 1997 for the Capital Preservation Fund was $4,066,236 (including accrued interest) and $2,017,983 (including accrued interest) for Keystone Intermediate Fund. There were no reverse repurchase agreements outstanding at June 30, 1997 for either Fund.

On June 30, 1997, the composition of gross unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal tax purposes was as follows:

                                                                GROSS          GROSS       NET UNREALIZED
                                                  TAX         UNREALIZED     UNREALIZED     APPRECIATION
                                                  COST       APPRECIATION   DEPRECIATION   (DEPRECIATION)
Capital Preservation Fund..................   $ 51,559,754    $  541,790     $   (3,297)     $  538,493
Evergreen Intermediate Fund................    156,347,538     3,200,532       (929,701)      2,270,831
Keystone Intermediate Fund.................     28,676,532       258,959       (365,371)       (106,412)
Intermediate Government Fund...............     79,147,737       712,159       (321,259)        390,900
Short-Intermediate Fund....................    398,505,815     3,176,863     (5,024,416)     (1,847,553)

As of June 30, 1997, the Funds had capital loss carryovers for federal income tax purposes as follows:

                                                                    EXPIRATION
                                        1999        2001         2002        2003        2004         2005

Capital Preservation Fund..........         --   $5,900,000   $  197,000   $642,000   $  254,000   $       --
Evergreen Intermediate Fund........         --    1,440,000           --    907,000      211,000    1,200,000
Keystone Intermediate Fund.........   $970,000           --    2,688,000     94,000           --      147,000
Intermediate Government Fund.......         --           --           --    642,000    1,140,000           --
Short-Intermediate Fund............         --           --    6,021,000         --    4,049,000    4,374,000

4. DISTRIBUTION PLANS

Since December 11, 1996, Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") has served as principal underwriter to the Capital Preservation Fund and the Keystone Intermediate Fund. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. ("EKIS"), a wholly-owned subsidiary of Keystone, served as the principal underwriter. EKD also serves as the principal underwriter for the Evergreen Intermediate, Intermediate Government and Short-Intermediate Funds.

Each Fund has adopted Distribution Plans for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit each Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net assets of the class. The service fee for Class A shares of Short-Intermediate is currently limited to 0.10% of average daily net assets. Class B and Class C also presently pay distribution fees equal to 0.75% of the average daily net assets of each respective class. Distribution Plan expenses are calculated daily and paid monthly.

With respect to Class B and Class C shares of the Capital Preservation Fund and the Keystone Intermediate Fund, the principal underwriter may incur costs greater than the allowable annual amounts the Fund is permitted to pay. The Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.

                                EVERGREEN KEYSTONE
 (logo)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the year ended June 30, 1997, amounts accrued or paid to EKD and/or EKIS pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                                                         CLASS A    CLASS B     CLASS C
Capital Preservation Fund*............................................   $28,581    $285,293    $32,267
Evergreen Intermediate Fund...........................................     6,972       7,180        255
Keystone Intermediate Fund**..........................................    24,268     129,648     74,834
Intermediate Government Fund..........................................     2,047       6,442        242
Short-Intermediate Fund...............................................    18,961     222,264     10,470

         * For the nine months ended June 30, 1997
        ** For the eleven months ended June 30, 1997

For the year ended June 30, 1997, EKD voluntarily waived Class A distribution fees for the Evergreen Intermediate and Intermediate Government Funds in the amounts of $5,480 and $1,763, respectively.

Each of the Distribution Plans for the Capital Preservation and the Keystone Intermediate Funds may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been earned while the Distribution Plan was in effect.

EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

EKD and/or its predecessor has advised the Funds that it has retained front-end sales charges resulting from the sales of Class A shares during the period ended June 30, 1997 as follows:

Capital Preservation Fund.......................................................   $ 9,851
Evergreen Intermediate Fund.....................................................       504
Keystone Intermediate Fund......................................................    11,043
Intermediate Government Fund....................................................        77
Short-Intermediate Fund.........................................................     6,833

Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

5. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Keystone Investment Management Company ("Keystone"), a subsidiary of First Union Corporation ("First Union"), is the investment adviser for the Capital Preservation Fund and the Keystone Intermediate Fund. In return for providing investment management and administrative services, each Fund pays Keystone a management fee that is calculated daily and paid monthly. The management fee is computed at an annual rate of 2.00% of the each respective Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining to 0.25% per annum as net assets increase, to the average daily net asset value of the Fund. Prior to December 11, 1996, Keystone Management, Inc. ("KMI"), a wholly-owned subsidiary of Keystone, served as investment manager to the Keystone Intermediate Fund and provided investment management and administrative services. Under an investment advisory agreement between KMI and Keystone, Keystone served as the investment adviser and provided investment advisory and management services to the Keystone Intermediate Fund. In return for its services, Keystone received an annual fee equal to 85% of the management fee received by KMI.

Effective January 1, 1997, BISYS became the sub-administrator to the Capital Preservation and Keystone Intermediate Funds and is paid by Keystone.

First Union serves as the investment adviser to the Evergreen Intermediate Fund, Intermediate Government Fund and Short-Intermediate Fund and is paid a management fee that is computed daily and paid monthly. For the Evergreen Intermediate Fund and the Intermediate Government Fund, First Union is entitled to a fee at an annual rate of 0.60% of each Fund's respective average daily net assets. For the Short-Intermediate Fund, First Union is entitled to a fee at an annual rate of 0.50% of the Fund's average daily net assets.

For Evergreen Intermediate Fund, Intermediate Government Fund and Short-Intermediate Fund, Evergreen Keystone Investment Services, Inc. ("EKIS"), a subsidiary of First Union, is the administrator. Prior to March 11, 1997, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly-owned subsidiary of First Union, was the administrator. Furman Selz LLC ("Furman Selz") was the sub-administrator through December 31, 1996. Effective January 1, 1997, BISYS acquired Furman Selz' mutual fund unit and accordingly BISYS became sub-administrator. The administrator and sub-administrator for each Fund is entitled to an annual fee based on the average daily net assets of the funds administered by EKIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the

                                EVERGREEN KEYSTONE
                                                         (logo)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to .004% as net assets increase, to the average daily net asset value of the Fund.

For the Capital Preservation and Keystone Intermediate Funds, Keystone has voluntarily limited the expenses, excluding indirectly paid expenses, to the following rates based on the average daily net assets of each respective class:

                                                                             AVERAGE DAILY NET ASSETS
                                                                           CLASS A    CLASS B    CLASS C
Capital Preservation Fund...............................................     0.90%      1.65%      1.65%
Keystone Intermediate Fund..............................................     1.10%      1.85%      1.85%

For the period ended June 30, 1997, the Funds waived management fees as follows:

Capital Preservation Fund..................................................................   $245,255
Keystone Intermediate Fund.................................................................    145,636
Intermediate Government Fund...............................................................     71,794

During the period ended June 30, 1997, the Funds paid or accrued to EKIS the following amounts for certain administrative services:

Capital Preservation Fund...................................................................   $34,481
Evergreen Intermediate Fund.................................................................    57,505
Keystone Intermediate Fund..................................................................    11,267
Intermediate Government Fund................................................................    31,665
Short-Intermediate Fund.....................................................................   139,440

Evergreen Keystone Service Company ("EKSC"), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Capital Preservation and Keystone Intermediate Funds. Effective May 5, 1997, EKSC also began providing transfer and dividend disbursing agent services for the Evergreen Intermediate Fund, Intermediate Government Fund and Short-Intermediate Fund that were formerly provided by State Street Bank and Trust Company ("State Street"). For certain accounts, State Street had and subsequent to May 5, 1997, EKSC has sub-contracted First Union to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries. For each account of the Evergreen Intermediate Fund, Intermediate Government Fund and Short-Intermediate Fund, First Union earned a fee which in aggregate totaled $23,547, $24 and $103,428, respectively for the year ended June 30, 1997.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds. Currently the Independent Trustees of the Capital Preservation and the Keystone Intermediate Funds receive no compensation for their services. As sub-administrator, BISYS provides the officers of the Funds.

6. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

7. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Evergreen Intermediate Fund, Intermediate Government Fund and Short-Intermediate Fund may defer any or all compensation related to performance of duties as a Trustee. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Keystone Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of June 30, 1997, the value of the Trustees' deferral accounts for the Evergreen Intermediate Fund, Intermediate Government Fund and Short-Intermediate Fund were $5,106, $5,097 and $16,203, respectively.

8. FINANCING AGREEMENT

On October 31, 1996, a financing agreement between all of the Evergreen Funds and State Street, Societe Generale and ABN Amro Bank N.V. (collectively, the "Banks") became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly between the Banks. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. State Street acts as agent for the Banks, and as agent is entitled to a fee of $15,000 which is allocated to all of the Evergreen Funds. During the period ended June 30, 1997, the Funds had no borrowings under this agreement.

                                EVERGREEN KEYSTONE
   (logo)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. ACQUISITIONS

On December 30, 1994, the Capital Preservation Fund acquired the net assets of Keystone America Capital Preservation and Income Fund ("Preservation and Income Fund") in exchange for Class A shares and on February 29, 1996 the Evergreen Intermediate Fund acquired the net assets of Evergreen Managed Bond Fund ("Managed Bond Fund") in exchange for Class Y shares. Both acquisitions were accomplished by a tax-free exhange of the respective shares of each respective fund. The value of assets acquired, number of shares issued, unrealized appreciation acquired and aggregate net assets of each fund immediately after the acquisition are as follows:

                                                                                                          UNREALIZED
                                                                   VALUE OF NET         NUMBER OF        APPRECIATION
       ACQUIRING FUND                   ACQUIRED FUND             ASSETS ACQUIRED     SHARES ISSUED     (DEPRECIATION)
Capital Preservation Fund        Preservation and Income Fund       $23,825,980         2,506,041         $ (301,751)
Evergreen Intermediate Fund      Managed Bond Fund                   79,773,557         7,674,423          1,789,417

 NET ASSETS
   AFTER
ACQUISITION
$115,746,857
 158,097,520

                                EVERGREEN KEYSTONE
                                                             (logo)

                          INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
  Keystone Capital Preservation and Income Fund
  The Evergreen Lexicon Fund
  Keystone Intermediate Term Bond Fund
  Evergreen Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Evergreen Keystone Short and Intermediate Term Bond Funds listed below as of June 30, 1997, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the years or periods listed below:

    KEYSTONE CAPITAL PRESERVATION AND INCOME FUND-- statements of operations for the nine months ended June 30, 1997 and the year ended September 30, 1996, statements of changes in net assets for the nine months ended June 30, 1997 and each of the years in the two-year period ended September 30, 1996, and financial highlights for the periods presented on pages 14 and 15.

    EVERGREEN INTERMEDIATE-TERM BOND FUND (ONE OF THE PORTFOLIOS CONSTITUTING THE EVERGREEN LEXICON FUND)-- statement of operations for the year ended June 30, 1997, statements of changes in net assets for the year ended June 30, 1997 and the ten months ended June 30, 1996, and the financial highlights for the periods presented on pages 16 and 17, except for the periods prior to June 30, 1996. The financial highlights for the periods prior to June 30, 1996 and the statements of changes in net assets for the year ended August 31, 1995 were audited by other auditors whose report dated October 6, 1995 expressed an unqualified opinion thereon.

    KEYSTONE INTERMEDIATE TERM BOND FUND-- statements of operations for the eleven months ended June 30, 1997 and the year ended July 31, 1996, statements of changes in net assets for the eleven months ended June 30, 1997 and each of the years in the two-year period ended July 31, 1996, and the financial highlights for the periods presented on pages 18 and 19.

    EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND (ONE OF THE PORTFOLIOS CONSTITUTING THE EVERGREEN LEXICON FUND)-- statement of operations for the year ended June 30, 1997, statements of changes in net assets for the year ended June 30, 1997 and the ten months ended June 30, 1996, and the financial highlights for the periods presented on pages 20 and 21, except for the periods ended prior to June 30, 1996. The financial highlights for the periods prior to June 30, 1996 and the statements of changes in net assets for the year ended August 31, 1995 were audited by other auditors whose report dated October 6, 1995 expressed an unqualified opinion thereon.

    EVERGREEN SHORT-INTERMEDIATE BOND FUND (ONE OF THE PORTFOLIOS CONSTITUTING EVERGREEN INVESTMENT TRUST)-- statement of operations for the year ended June 30, 1997, statements of changes in net assets for each of the years in the two-year period ended June 30, 1997, and the financial highlights for the periods presented on pages 22-24.

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Capital Preservation and Income Fund, Evergreen Intermediate-Term Bond Fund, Keystone Intermediate Term Bond Fund, Evergreen Intermediate-Term Government Securities Fund and Evergreen Short-Intermediate Bond Fund as of June 30, 1997, the results of their operations for the years or periods then ended, and the changes in their net assets and financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                         KPMG Peat Marwick LLP

Boston, Massachusetts
August 8, 1997

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

This brochure must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

                              NOT      May lose value
                              FDIC     No bank guarantee
                              INSURED

                          Evergreen Keystone Distributor, Inc.

60922                                                             Form #541496
                                                                          8/97